UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21744

Name of Fund: FDP Series, Inc.
FDP BlackRock Capital Appreciation Fund (Formerly FDP BlackRock Janus Growth Fund)
FDP BlackRock CoreAlpha Bond Fund
FDP BlackRock Equity Dividend Fund (Formerly FDP BlackRock Invesco Value Fund)
FDP BlackRock International Fund (Formerly FDP BlackRock MFS Research International Fund)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2018

Date of reporting period: 11/30/2017

Item 1 – Report to Stockholders

NOVEMBER 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

FDP Series, Inc.

➢	FDP BlackRock Capital Appreciation Fund
➢	FDP BlackRock CoreAlpha Bond Fund
➢	FDP BlackRock Equity Dividend Fund
➢	FDP BlackRock International Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended November 30, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018, even without the potential benefits of major legislative changes.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.89%	22.87%
U.S. small cap equities (Russell 2000® Index)	13.43	18.34
International equities (MSCI Europe, Australasia, Far East Index)	7.94	27.27
Emerging market equities (MSCI Emerging Markets Index)	13.03	32.82
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.52	0.79
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(1.00)	1.43
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	0.68	3.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	5.00
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.29	9.16
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (“FDP”) Service. You may receive separate shareholder reports for other funds available through the Service.

3

Fund Summary as of November 30, 2017	FDP BlackRock Capital Appreciation Fund

Investment Objective

FDP BlackRock Capital Appreciation Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

On September 12, 2017, the Board approved a proposal to change the name of the Fund from “FDP BlackRock Janus Growth Fund” and certain changes to the Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisery agreement with Janus Capital Management LLC. In addition, the Fund’s Manager has determined to change the benchmark index against which the Fund compares its performance. All of these changes became effective on November 28, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2017, the Fund underperformed its current benchmark, the S&P 500® index, and the prior benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The primary detractors from Fund performance for the period were stock selection in the health care, industrials and information technology (“IT”) sectors. Individual detractors included Allergan PLC, Comcast Corp., Altria Group, Inc., Envision Healthcare Corp., and United Continental Holdings, Inc. Within health care, Envision was the largest detractor. Within industrials and IT, United Continental and Ultimate Software Group, Inc. were the largest detractors.

The largest contributors to performance for the period came mainly from stock selection in consumer discretionary, followed by modest returns within the consumer staples and financials sectors. Individual contributors included Microsoft Corp., Amazon.com, Inc., Apple Inc., Adobe Systems, Inc., and Facebook, Inc. Within consumer discretionary, Amazon.com represented the strongest contributor. Within consumer staples and financials, respectively, Estee Lauder Cos., Inc. and Mastercard, Inc. were the top performers. The cash position at period end is reflective of unsettled trading activity associated with the change in the investment objective and strategies.

Describe recent portfolio activity.

Early in the period, the number of names in the portfolio were reduced, with the goal of raising the predicted tracking error while continuing to stress stock selection. In addition, some internet-based retailers, such as Amazon.com and Priceline Group, Inc., were shifted to the consumer sector from the technology sector in order to align the Fund’s research sectors more closely with financial industry standards. This allowed the Fund’s consumer team to express its view regarding the power of e-commerce and its threat to traditional retailers. The Fund’s former sub-adviser did not make major shifts in positioning in reaction to macroeconomic factors, but traded based on the relative attractiveness of ideas.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Growth Index, the Fund ended the period overweight in materials, consumer discretionary, IT and utilities. Conversely, the Fund ended the period underweight in industrials, consumer staples, telecommunication services, real estate, financials, energy and health care.

The views expressed reflect the opinions of the Fund’s sub-adviser during the reporting period and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2017 (continued)	FDP BlackRock Capital Appreciation Fund

Performance Summary for the Period Ended November 30, 2017

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.02%	23.74%	N/A	12.99%	N/A	6.09%	N/A
Investor A	7.87	23.50	17.01%	12.72	11.51%	5.83	5.26%
Investor C	7.42	22.44	21.44	11.86	11.86	5.03	5.03
Russell 1000® Growth Index(c)	13.05	30.81	N/A	17.14	N/A	9.87	N/A
S&P 500® Index(d)	10.89	22.87	N/A	15.74	N/A	8.30	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund pursues its investment objective by investing primarily in common stocks of U.S. companies that have potential for growth. The Fund’s total returns prior to January 30, 2016 are the returns of the Fund when it followed different investment strategies under the name FDP BlackRock Janus Growth Fund.
(c)	A float-adjusted, market capitalization–weighted index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.
(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (06/01/17)	Ending Account Value (11/30/17)	Expenses Paid During the Period (e)	Beginning Account Value (06/01/17)	Ending Account Value (11/30/17)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$1,080.20	$5.74	$1,000.00	$1,019.55	$5.57	1.10%
Investor A	$1,000.00	$1,078.70	$6.98	$1,000.00	$1,018.35	$6.78	1.34%
Investor C	$1,000.00	$1,074.20	$11.08	$1,000.00	$1,014.39	$10.76	2.13%

(e)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of November 30, 2017	FDP BlackRock CoreAlpha Bond Fund

Investment Objective

FDP BlackRock CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2017, the Fund’s Institutional Shares performed in line with the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s Investor A and Investor C Shares underperformed.

What factors influenced performance?

The Fund’s global rate strategy represented the largest contributor to performance for the period. The Fund’s model was bearish regarding Canada, as it suggested that the Canadian economy was growing above trend and the country’s labor market continued to tighten. Credit security selection also was positive as a result of the Fund’s overweight to banking and consumer non-cyclicals. Additionally, asset allocation strategies contributed as the Fund was long in high yield and other spread assets that benefited from continued spread tightening and positive carry (cash flow).

The Fund’s mortgage strategies were the only detractor during the period due to the Fund’s 30-year pool selection and up-in-coupon positioning, which came under pressure as the yield curve flattened.

Describe recent portfolio activity.

During the six-month period, the Fund maintained its underweight in industrials, while its overweight to consumer non-cyclicals was increased, particularly within health care and pharmaceuticals. In energy, the Fund moved from slight overweights in integrated energy, independent energy and oil field services into underweights, but remained overweight within midstream and refining credits. The Fund also shifted from an underweight to an overweight within basic materials.

Describe portfolio positioning at period end.

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund was underweight in U.S. Treasury securities. Within spread sectors, the Fund was overweight in investment-grade corporate credit, agency mortgage-backed securities and asset-backed securities, with an underweight in real estate investment trusts. The Fund also held a non-benchmark allocation in high yield securities. Within investment grade credit, the portfolio was overweight in the consumer sectors, banking names, and select issues within communications. In terms of global rate positioning, the Fund remained short in Canadian rates, and also held a short position in European rates, as economic data in Europe remained robust.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2017 (continued)	FDP BlackRock CoreAlpha Bond Fund

Performance Summary for the Period Ended November 30, 2017

			Average Annual Total Returns (a)(b)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.20%	0.69%	3.98%	N/A	1.91%	N/A	4.25%	N/A
Investor A	1.87	0.47	3.63	(0.51)%	1.66	0.83%	3.99	3.57%
Investor C	1.40	0.19	3.05	2.05	1.09	1.09	3.41	3.41
Bloomberg Barclays U.S. Aggregate Bond Index(c)	—	0.68	3.21	N/A	1.98	N/A	3.99	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund invests, under normal circumstances, at least 80% of its assets in bonds and futures and other instruments that have economic characteristics similar to bonds. For the purposes of this strategy, “bonds” include the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers.
(c)	A market-weighted index, comprised of investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities, commercial mortgage-backed securities and asset-backed securities (“ABS”) that are publicly offered for sale in the United States with $250 million or more of outstanding face value and at least one year to maturity.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (e)
	Beginning Account Value (06/01/17)	Ending Account Value (11/30/17)	Expenses Paid During the Period (d)	Beginning Account Value (06/01/17)	Ending Account Value (11/30/17)	Expenses Paid During the Period (d)	Annualized Expense Ratio
Institutional	$1,000.00	$1,006.90	$3.02	$1,000.00	$1,022.06	$3.04	0.60%
Investor A	$1,000.00	$1,004.70	$4.22	$1,000.00	$1,020.86	$4.26	0.84%
Investor C	$1,000.00	$1,001.90	$7.08	$1,000.00	$1,018.00	$7.13	1.41%

(d)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
(e)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of November 30, 2017	FDP BlackRock Equity Dividend Fund

Investment Objective

FDP BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

On September 12, 2017, the Board approved a proposal to change the name of the Fund from “FDP BlackRock Invesco Value Fund” and certain changes to the Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisery agreement with Invesco Advisers, Inc. All of these changes became effective on November 28, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2017, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

During the period, stock selection and an overweight to financials, in particular banks and diversified financials, had a positive impact on relative return. Stock selection within information technology (“IT”), as well as an underweight and stock selection within consumer staples, also contributed to relative performance.

The cash position at period end is reflective of unsettled trading activity associated with the change in the investment objective and strategies. The Fund’s cash position detracted from relative performance, as would be expected in a strong equity market.

Describe recent portfolio activity.

The Fund reduced its positions within financials and IT based on market strength, and also sold a significant portion of its media and retail holdings within consumer discretionary. Lastly, the Fund added to its health care and energy holdings at the margins based on attractive valuations.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period overweight in financials, energy, and IT, and underweight in utilities, consumer staples, industrials, healthcare, materials and telecom. The Fund had no exposure to real estate.

The views expressed reflect the opinions of the Fund’s sub-adviser during the reporting period and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2017 (continued)	FDP BlackRock Equity Dividend Fund

Performance Summary for the Period Ended November 30, 2017

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.82%	17.11%	N/A	13.82%	N/A	7.15%	N/A
Investor A	13.69	16.83	10.70%	13.54	12.32%	6.88	6.31%
Investor C	13.22	15.94	14.94	12.67	12.67	6.07	6.07
Russell 1000® Value Index(c)	8.79	14.83	N/A	14.17	N/A	6.84	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund pursues its investment objective by investing primarily, under normal circumstances, at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to November 28, 2017 are the returns of the Fund when it followed different investment strategies under the name FDP BlackRock Invesco Value Fund.
(c)	A float-adjusted, market capitalization–weighted index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (e)
	Beginning Account Value (06/01/17)	Ending Account Value (11/30/17)	Expenses Paid During the Period (d)	Beginning Account Value (06/01/17)	Ending Account Value (11/30/17)	Expenses Paid During the Period (d)	Annualized Expense Ratio
Institutional	$1,000.00	$1,138.20	$5.36	$1,000.00	$1,020.05	$5.06	1.00%
Investor A	$1,000.00	$1,136.90	$6.64	$1,000.00	$1,018.85	$6.28	1.24%
Investor C	$1,000.00	$1,132.20	$10.85	$1,000.00	$1,014.89	$10.25	2.03%

(d)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
(e)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of November 30, 2017	FDP BlackRock International Fund

Investment Objective

FDP BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

On September 12, 2017, the Board approved a proposal to change the name of the Fund from “FDP BlackRock MFS Research International Fund” and certain changes to the Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisery agreement with Massachusetts Financial Services Company. In addition, the Fund’s Manager determined to remove the MSCI EAFE Index as a benchmark index against which the Fund compares its performance. All of these changes became effective on November 28, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2017, the Fund underperformed its former primary benchmark, the MSCI EAFE Index, and its secondary benchmark, the MSCI All Country World (ex U.S.) Index. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

During the six-month period, stock selection within the capital goods sector detracted from relative performance. The five largest individual detractors from performance included overweight positions in household products manufacturer Reckitt Benckiser Group PLC (United Kingdom), pharmaceutical and diagnostic company Roche Holding AG (Switzerland), advertising and marketing firm WPP PLC (United Kingdom), pharmaceutical company Bayer AG (Germany) and paint and chemicals manufacturer Nippon Paint Holdings Co. Ltd. (Japan). Moreover, although the Fund’s former sub-adviser did not actively manage currency within their strategy, the Fund’s currency exposure had a negative impact on relative performance.

Conversely, stock selection within the telecommunication services/cable TV sub-sector represented a key contributor to relative performance. The largest individual contributors for the period included an overweight position in household fixture manufacturer Toto Ltd. (Japan), the Fund’s position in online and mobile commerce company Alibaba Group Holding Ltd. (China), overweight positions in automotive lighting systems manufacturer Koito Manufacturing Co. Ltd. (Japan) and insurance company AIA Group Ltd. (Hong Kong), along with a lack of holdings in the pharmaceutical firm GlaxoSmithKline PLC (United Kingdom).

Describe recent portfolio activity.

The Fund’s former sub-adviser continued to be alert to ever-present structural shifts underway in many portions of the consumer cyclical sector, as evidenced by the increased level of retailer bankruptcies. For companies that effectively have existed as an intermediary for a consumer that is increasingly transacting directly, the risks are large and change has come fast. The Fund shifted toward industries that are relatively less exposed to these trends, such as airports and publishers, and within retail, toward specialty retailers such as luxury and pharmacy companies. In financials, European banks have continued their favorable run on expectations that interest rates will normalize as the European Central Bank’s quantitative easing is scaled back. Although the Fund has an overweight to European banks, the Fund’s former sub-adviser remained cautious as these banks have already rallied strongly. Additionally, the Fund’s former sub-adviser saw valuations for the high growth information technology (“IT”) stocks stretch further this quarter, trading at the higher end of historical ranges. While the underlying drivers remain strong, the sub-adviser remained alert to progressing regulatory and political scrutiny in many of these names. The Fund’s former sub-adviser remained comfortable with the portfolio’s positioning, which has seen the Fund prudently trim exposure to Alibaba, reduce semiconductor exposure on the strength of the cycle through 2017, and retain a positive stance to IT consulting and services groups such as Nomura Research Institute Ltd., where the Fund added to its position during the period.

Describe portfolio positioning at period end.

The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental analysis and therefore, regional and industry allocations are strictly a by-product of where Fund management finds the most attractive opportunities. Relative to the MSCI EAFE Index, the Fund ended the period underweight in the United Kingdom, Japan and Asia-Pacific ex-Japan, and was overweight in North America, emerging markets, Europe ex-U.K. and developed Middle East & Africa.

The views expressed reflect the opinions of the Fund’s sub-adviser during the reporting period and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2017 (continued)	FDP BlackRock International Fund

Performance Summary for the Period Ended November 30, 2017

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.29%	27.18%	N/A	6.60%	N/A	1.28%	N/A
Investor A	7.08	26.85	20.19%	6.33	5.19%	1.02	0.48%
Investor C	6.67	25.93	24.93	5.54	5.54	0.26	0.26
MSCI EAFE Index(c)	7.94	27.27	N/A	8.24	N/A	1.55	N/A
MSCI All Country World (ex U.S.) Index(d)	9.38	27.59	N/A	7.06	N/A	1.47	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund pursues its investment objective by investing at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund’s total returns prior to November 28, 2017 are the returns of the Fund when it followed different investment strategies under the name FDP BlackRock MFS Research International Fund.
(c)	A free-float adjusted market capitalization index designed to measure equity performance of developed markets, excluding the United States and Canada.
(d)	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (06/01/17)	Ending Account Value (11/30/17)	Expenses Paid During the Period (e)	Beginning Account Value (06/01/17)	Ending Account Value (11/30/17)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$1,072.90	$6.60	$1,000.00	$1,018.70	$6.43	1.27%
Investor A	$1,000.00	$1,070.80	$7.84	$1,000.00	$1,017.50	$7.64	1.51%
Investor C	$1,000.00	$1,066.70	$11.92	$1,000.00	$1,013.54	$11.61	2.30%

(e)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FUND SUMMARY	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares (for all Funds except FDP BlackRock CoreAlpha Bond Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for FDP BlackRock CoreAlpha Bond Fund are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

Investor C Shares (for all Funds except FDP BlackRock CoreAlpha Bond Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for FDP BlackRock CoreAlpha Bond Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. Effective November 28, 2017, the Manager agreed to contractually waive a portion of its investment advisory fee of its management fee payable by FDP BlackRock Capital Appreciation Fund, FDP BlackRock Equity Dividend Fund and FDP BlackRock International Fund, so that the management fee is 0.65%, 0.60% and 0.75% of average daily net assets, respectively, through September 30, 2019. Also, effective March 10, 2017, the Manager has agreed to contractually waive its management fee payable by FDP BlackRock CoreAlpha Bond Fund so that the management fee is 0.32% of average daily net assets through September 30, 2018. These contractual waiver agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of FDP Series, Inc. or by a vote of a majority of the outstanding voting securities of the relevant Fund. Regarding the voluntary waivers, the Manager is under no obligation to waive or to continue waiving its fees and such waivers may be reduced or discontinued at any time. Without such contractual or voluntary waivers, the performance of the Funds would have been lower. See Note 6 of the Notes to Financial Statements for additional information on waivers and reimbursements.

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2017 and held through November 30, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	13

Portfolio Information  as of November 30, 2017

FDP BlackRock Capital Appreciation Fund

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Amazon.com, Inc.	8%
Microsoft Corp.	6
Alphabet, Inc.	6
UnitedHealth Group, Inc.	5
Visa, Inc.	5
Tencent Holdings Ltd.	4
Facebook, Inc.	3
Priceline Group, Inc.	3
Constellation Brands, Inc.	3
Bank of America Corp.	3

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	40%
Consumer Discretionary	20
Health Care	14
Financials	7
Materials	5
Short Term Securities	5
Industrials	5
Consumer Staples	4
Energy	2
Real Estate	1
Telecommunication Services	1
Liabilities in Excess of Other Assets	(4)

FDP BlackRock CoreAlpha Bond Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	46%
U.S. Government Sponsored Agency Securities	34
Asset-Backed Securities	12
U.S. Treasury Obligations	5
Non-Agency Mortgage-Backed Securities	2
Foreign Agency Obligations	1
Municipal Bonds	1
Preferred Securities	—	(b)
Floating Rate Loan Interests	—	(b)
TBA Sale Commitments	(1)

(a)	Total investments exclude short-term securities.
(b)	Represents less than 1% of total investments.

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of November 30, 2017 (continued)

FDP BlackRock Equity Dividend Fund

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
JPMorgan Chase & Co.	4%
Bank of America Corp.	4
Citigroup, Inc.	4
Pfizer, Inc.	4
Oracle Corp.	3
Wells Fargo & Co.	3
UnitedHealth Group, Inc.	3
Royal Dutch Shell PLC — ADR	2
DowDuPont, Inc.	2
Microsoft Corp.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	27%
Health Care	18
Energy	11
Information Technology	10
Short Term Securities	9
Industrials	8
Consumer Staples	6
Utilities	6
Consumer Discretionary	4
Materials	3
Telecommunication Services	3
Liabilities in Excess of Other Assets	(5)

FDP BlackRock International Fund

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Sony Corp.	5%
Bank of China Ltd.	5
Trend Micro, Inc.	4
Banco Bilbao Vizcaya Argentaria SA	4
Imperial Brands PLC	4
Bayer AG, Registered Shares	4
Diageo PLC	4
Engie SA	4
Cie Financiere Richemont SA, Registered Shares	4
ICICI Bank Ltd.	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	21%
Japan	14
China	9
Netherlands	8
Spain	6
United States	5
Brazil	5
Germany	4
France	4
Switzerland	4
India	3
Norway	3
Italy	3
Portugal	2
Hong Kong	2
Indonesia	2
Other(a)	1
Other Assets Less Liabilities	4

(a)	Other includes a 1% holding or less in each of the following countries: Singapore.

PORTFOLIO INFORMATION	15

Schedule of Investments (unaudited) November 30, 2017	FDP BlackRock Capital Appreciation Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.5%

Aerospace & Defense — 1.1%
TransDigm Group, Inc.	3,390	$962,048

Banks — 5.1%
Bank of America Corp.	88,653	2,497,355
First Republic Bank	15,093	1,441,985
Wells Fargo & Co.	9,446	533,416

		4,472,756
Beverages — 3.8%
Constellation Brands, Inc., Class A	11,501	2,502,503
Dr. Pepper Snapple Group, Inc.	9,797	883,591

		3,386,094
Biotechnology — 3.8%
Alexion Pharmaceuticals, Inc.(a)	12,279	1,348,357
Biogen, Inc.(a)	3,519	1,133,716
Vertex Pharmaceuticals, Inc.(a)	6,089	878,582

		3,360,655
Capital Markets — 1.0%
S&P Global, Inc.	5,265	871,252

Chemicals — 3.5%
DowDuPont, Inc.	17,263	1,242,245
Monsanto Co.	5,363	634,657
Sherwin-Williams Co.	3,025	1,208,246

		3,085,148
Construction Materials — 1.6%
Vulcan Materials Co.	11,328	1,423,363

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(a)	6,820	1,316,328

Diversified Telecommunication Services — 0.5%
Zayo Group Holdings, Inc.(a)	11,231	396,903

Energy Equipment & Services — 1.2%
Halliburton Co.	26,033	1,087,659

Equity Real Estate Investment Trusts (REITs) — 1.4%
Equinix, Inc.	1,878	872,312
Invitation Homes, Inc.	1	24
SBA Communications Corp.(a)	2,325	394,669

		1,267,005
Health Care Equipment & Supplies — 3.5%
Becton Dickinson & Co.	6,800	1,551,828
Boston Scientific Corp.(a)	56,964	1,497,014

		3,048,842
Health Care Providers & Services — 5.0%
UnitedHealth Group, Inc.	19,432	4,433,799

Hotels, Restaurants & Leisure — 1.4%
Domino’s Pizza, Inc.	6,377	1,187,142

Industrial Conglomerates — 1.0%
Roper Technologies, Inc.	3,446	920,806

Internet & Direct Marketing Retail — 13.1%
Amazon.com, Inc.(a)	5,902	6,945,178
Netflix, Inc.(a)	10,849	2,035,055
Priceline Group, Inc.(a)	1,498	2,606,086

		11,586,319
Internet Software & Services — 14.7%
Alibaba Group Holding Ltd. — ADR(a)	3,837	679,456
Alphabet, Inc., Class A(a)	4,925	5,103,137
Facebook, Inc., Class A(a)	17,292	3,063,797
MercadoLibre, Inc.	2,893	795,980
Tencent Holdings Ltd.	64,400	3,297,353

		12,939,723

Security	Shares	Value
IT Services — 6.9%
Global Payments, Inc.	4,477	$450,207
PayPal Holdings, Inc.(a)	19,768	1,497,031
Visa, Inc., Class A	36,603	4,121,132

		6,068,370
Life Sciences Tools & Services — 1.4%
Illumina, Inc.(a)	5,226	1,202,137

Oil, Gas & Consumable Fuels — 0.6%
Pioneer Natural Resources Co.	3,392	529,288

Pharmaceuticals — 0.9%
Zoetis, Inc.	11,314	817,889

Professional Services — 1.7%
Equifax, Inc.	12,736	1,453,432

Road & Rail — 0.8%
Union Pacific Corp.	5,260	665,390

Semiconductors & Semiconductor Equipment — 5.2%
ASML Holding NV — NY Shares	7,557	1,326,405
Broadcom Ltd.	5,103	1,418,328
NVIDIA Corp.	5,998	1,203,858
Teradyne, Inc.	15,197	615,023

		4,563,614
Software — 11.8%
Activision Blizzard, Inc.	11,500	717,600
Adobe Systems, Inc.(a)	10,678	1,937,737
Autodesk, Inc.(a)	15,782	1,731,285
Electronic Arts, Inc.(a)	6,213	660,753
Microsoft Corp.	63,725	5,363,733

		10,411,108
Specialty Retail — 3.9%
Home Depot, Inc.	10,525	1,892,605
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,025	1,557,513

		3,450,118
Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	8,535	1,466,740

Textiles, Apparel & Luxury Goods — 1.4%
NIKE, Inc., Class B	20,450	1,235,589

Total Long-Term Investments — 99.5% (Cost — $75,775,872)		87,609,517

Short-Term Securities — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.96%(b)(c)	4,165,694	4,165,694

Total Short-Term Securities — 4.7% (Cost — $4,165,694)		4,165,694

Total Investments — 104.2% (Cost — $79,941,566)		91,775,211
Liabilities in Excess of Other Assets — (4.2)%		(3,667,605)

Net Assets — 100.0%		$88,107,606

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock Capital Appreciation Fund

(c)	During the six months ended November 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended were as follows:

Affiliated	Net Activity	Shares Held at 11/30/17	Value at 11/30/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,165,694	4,165,694	$4,165,694	$149	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$962,048	$—	$—	$962,048
Banks	4,472,756	—	—	4,472,756
Beverages	3,386,094	—	—	3,386,094
Biotechnology	3,360,655	—	—	3,360,655
Capital Markets	871,252	—	—	871,252
Chemicals	3,085,148	—	—	3,085,148
Construction Materials	1,423,363	—	—	1,423,363
Diversified Financial Services	1,316,328	—	—	1,316,328
Diversified Telecommunication Services	396,903	—	—	396,903
Energy Equipment & Services	1,087,659	—	—	1,087,659
Equity Real Estate Investments Trusts (REITs)	1,267,005	—	—	1,267,005
Health Care Equipment & Supplies	3,048,842	—	—	3,048,842
Health Care Providers & services	4,433,799	—	—	4,433,799
Hotels, Restaurants & Leisure	1,187,142	—	—	1,187,142
Industrial Conglomerates	920,806	—	—	920,806
Internet & Direct Marketing Retail	11,586,319	—	—	11,586,319
Internet Software & Services	9,642,370	3,297,353	—	12,939,723
IT Services	6,068,370	—	—	6,068,370
Life Sciences Tools & Services	1,202,137	—	—	1,202,137
Oil, Gas & Consumable Fuels	529,288	—	—	529,288
Pharmaceuticals	817,889	—	—	817,889
Professional Services	1,453,432	—	—	1,453,432
Road & Rail	665,390	—	—	665,390
Semiconductors & Semiconductors Equipment	4,563,614	—	—	4,563,614
Software	10,411,108	—	—	10,411,108
Specialty Retail	3,450,118	—	—	3,450,118
Technology Hardware, Storage & Peripherals	1,466,740	—	—	1,466,740
Textiles. Apparel & Luxury Goods	1,235,589	—	—	1,235,589
Short-Term Securities:
Money Market Funds	4,165,694	—	—	4,165,694

Total	$88,477,858	$3,297,353	$—	$91,775,211

During the six months ended November 30, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) November 30, 2017	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Shares/Par (000)		Value
Common Stocks — 0.0%

Diversified Financial Services — 0.0%
HoldCo 2 NPV, Class A(a)(b)		1,643,590	$—
HoldCo 2 NPV, Class B(a)(b)		163,560	—

Total Common Stocks — 0.0% (Cost $—)			—

Asset-Backed Securities — 14.1%
American Express Credit Account Master Trust, Series 2008-2, Class A, (1 mo. LIBOR + 1.26%), 2.51%, 09/15/20(c)	USD	780	781,982
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C, 2.69%, 06/19/23		450	450,556
Ameriquest Mortgage Securities, Inc., Series 2004-R4, Class M1, (1 mo. LIBOR US + 0.83%), 2.15%, 06/25/34(c)		146	146,378
Argent Securities, Inc., Series 2005-W2, Class A2C, (1 mo. LIBOR US + 0.36%), 1.69%, 10/25/35(c)		114	114,005
AVANT Loans Funding Trust, Series 2016-B, Class B, 7.80%, 09/15/20(d)		472	476,633
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, (1 mo. LIBOR US + 0.50%), 1.83%, 02/26/35(c)		119	115,748
Chase Issuance Trust, Series 2013-A6, Class A6, (1 mo. LIBOR + 0.42%), 1.67%, 07/15/20(c)		880	882,215
Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, (1 mo. LIBOR + 0.43%), 1.86%, 09/10/20(c)		560	561,400
Colony American Homes(c)(d):
Series 2014-1A, Class A, (1 mo. LIBOR + 1.15%), 2.40%, 05/17/31		532	533,175
Series 2014-2A, Class C, (1 mo. LIBOR + 1.90%), 3.19%, 07/17/31		346	349,380
Conseco Financial Corp., Series 1996-9, Class M1, 7.63%, 08/15/27(e)		76	81,785
Countrywide Asset-Backed Certificates:
Series 2004-1, Class M1, (1 mo. LIBOR US + 0.75%), 2.08%, 03/25/34(c)		49	48,937
Series 2005-11, Class AF4, 4.63%, 03/25/34(e)		700	701,936
Drive Auto Receivables Trust, Class C:
Series 2016-CA, 3.02%, 11/15/21(d)		800	807,339
Series 2017-1, 2.84%, 04/15/22		800	804,225
Series 2017-2, 2.75%, 09/15/23		590	591,579
Series 2017-3, 2.80%, 07/15/22		400	400,800
Exeter Automobile Receivables Trust(d):
Series 2015-1A, Class C, 4.10%, 12/15/20		300	304,197
Series 2017-2A, Class A, 2.11%, 06/15/21		445	445,310
GSAA Home Equity Trust, Series 2005-5, Class M3, (1 mo. LIBOR US + 0.95%), 2.27%, 02/25/35(c)		158	156,194
Home Equity Mortgage Trust, Series 2004-4, Class M3, (1 mo. LIBOR US + 0.98%), 2.30%, 12/25/34(c)		98	97,909
Invitation Homes Trust(c)(d):
Series 2015-SFR1, Class B, (1 mo. LIBOR + 1.85%), 3.10%, 03/17/32		350	351,650
Series 2015-SFR2, Class C, (1 mo. LIBOR + 2.00%), 3.27%, 06/17/32		110	110,739
Series 2015-SFR3, Class C, (1 mo. LIBOR + 2.00%), 3.25%, 08/17/32		500	503,507
Marlette Funding Trust, Class A(d):
Series 2017-1A, 2.83%, 03/15/24		412	413,405
Series 2017-2A, 2.39%, 07/15/24		597	597,879
Morgan Stanley ABS Capital I Trust, Inc., Series 2005-WMC1, Class M2, (1 mo. LIBOR US + 0.74%), 2.06%, 01/25/35(c)		29	28,847

Security	Par (000)		Value
National Collegiate Student Loan Trust(c):
Series 2006-2, Class A3, (1 mo. LIBOR US + 0.21%), 1.54%, 11/25/27	USD	582	$572,302
Series 2006-3, Class A4, (1 mo. LIBOR US + 0.27%), 1.60%, 03/26/29		726	712,218
Series 2007-1, Class A3, (1 mo. LIBOR US + 0.24%), 1.57%, 07/25/30		732	712,062
Series 2007-2, Class A2, (1 mo. LIBOR US + 0.13%), 1.46%, 06/26/28		229	228,512
Santander Drive Auto Receivables Trust:
Series 2016-1, Class C, 3.09%, 04/15/22		750	758,263
Series 2017-2, Class B, 2.21%, 10/15/21		1,300	1,301,399
Series 2017-2, Class C, 2.79%, 08/15/22		730	728,643
SLM Private Education Loan Trust, Series 2011-B, Class A2, 3.74%, 02/15/29(d)		277	280,401
SoFi Consumer Loan Program LLC, Class A(d):
Series 2017-3, 2.77%, 05/25/26		473	475,048
Series 2017-4, 2.50%, 05/26/26		639	636,745
Trafigura Securitisation Finance PLC, Series 2017-1A, Class A1, (1 mo. LIBOR US + 0.85%), 2.10%, 12/15/20(c)(d)		750	752,997

Total Asset-Backed Securities — 14.1% (Cost — $17,974,389)			18,016,300

Corporate Bonds — 52.0%

Aerospace & Defense — 1.2%
General Dynamics Corp., 2.63%, 11/15/27		200	192,736
L-3 Communications Corp., 4.75%, 07/15/20		500	527,448
Lockheed Martin Corp., 4.09%, 09/15/52		150	153,764
Northrop Grumman Corp.:
2.93%, 01/15/25		205	203,944
3.25%, 01/15/28		185	185,049
Rockwell Collins, Inc., 2.80%, 03/15/22		290	291,104

			1,554,045
Auto Components — 0.4%
Fiat Chrysler Automobiles NV, 4.50%, 04/15/20		200	206,310
Lear Corp., 3.80%, 09/15/27		300	299,596

			505,906
Banks — 4.2%
Banco Santander SA, 3.50%, 04/11/22		400	407,543
Capital One Financial Corp.:
2.50%, 05/12/20		125	124,968
2.40%, 10/30/20		175	174,133
Capital One NA/Mclean VA, 2.65%, 08/08/22		300	296,453
Discover Bank, 3.10%, 06/04/20		1,000	1,013,191
HSBC Bank USA NA, 4.88%, 08/24/20		400	424,762
HSBC Holdings PLC:
3.60%, 05/25/23		800	825,091
4.30%, 03/08/26		400	424,661
National Bank of Canada, 2.15%, 06/12/20		300	298,562
SVB Financial Group, 3.50%, 01/29/25		300	300,986
Wells Fargo & Co., 2.50%, 03/04/21		500	499,764
Westpac Banking Corp., 2.25%, 11/09/20(d)		600	598,742

			5,388,856
Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 5.38%, 01/15/20		400	426,006
Constellation Brands, Inc., 3.70%, 12/06/26		300	306,785

			732,791

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Biotechnology — 0.9%
Baxalta, Inc., 3.60%, 06/23/22	USD	400	$410,699
Celgene Corp., 2.25%, 08/15/21		400	392,593
Gilead Sciences, Inc., 2.55%, 09/01/20		400	403,673

			1,206,965
Capital Markets — 4.8%
Goldman Sachs Group, Inc.:
2.75%, 09/15/20		1,650	1,658,697
3.75%, 05/22/25		300	307,547
3.27%, 09/29/25(e)		200	198,353
3.75%, 02/25/26		1,100	1,126,016
Jefferies Group LLC, 4.85%, 01/15/27		400	420,516
Morgan Stanley:
2.65%, 01/27/20		500	503,117
5.50%, 07/24/20		400	429,965
2.75%, 05/19/22		200	199,678
3.88%, 01/27/26		600	622,729
4.30%, 01/27/45		500	526,571
TD Ameritrade Holding Corp., 3.30%, 04/01/27		125	126,139

			6,119,328
Chemicals — 0.6%
EI du Pont de Nemours & Co., 2.20%, 05/01/20		75	74,835
LYB International Finance BV, 4.00%, 07/15/23		700	730,430

			805,265
Commercial Services & Supplies — 0.4%
Aviation Capital Group Corp., 6.75%, 04/06/21(d)		300	335,192
Park Aerospace Holdings Ltd., 5.50%, 02/15/24(d)		200	204,750

			539,942
Communications Equipment — 0.3%
CommScope Technologies LLC, 5.00%, 03/15/27(d)		400	400,000

Construction Materials — 0.2%
Allegion US Holding Co., Inc., 3.55%, 10/01/27		300	298,254

Consumer Discretionary — 0.1%
Royal Caribbean Cruises, Ltd., 2.65%, 11/28/20		65	65,053

Consumer Finance — 2.8%
American Express Co., 2.50%, 08/01/22		250	246,688
American Express Credit Corp., 1.88%, 05/03/19		125	124,576
Autodesk, Inc., 3.50%, 06/15/27		305	302,032
CDK Global, Inc., 4.88%, 06/01/27(d)		60	61,800
Ford Motor Credit Co. LLC:
2.43%, 06/12/20		245	243,967
3.16%, 08/04/20		1,000	1,014,931
Synchrony Financial, 2.70%, 02/03/20		900	901,420
Visa, Inc.:
2.75%, 09/15/27		300	294,306
4.15%, 12/14/35		400	437,685

			3,627,405
Containers & Packaging — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(d):
5.13%, 07/15/23		100	103,750
7.00%, 07/15/24		100	107,292

			211,042
Diversified Financial Services — 6.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 07/01/20		250	259,584
Bank of America Corp.:
5.63%, 07/01/20		500	539,460
3.88%, 08/01/25		300	314,507
Capital One Bank USA NA, 3.38%, 02/15/23		500	505,447

Security	Par (000)		Value
Diversified Financial Services (continued)
Citigroup, Inc.:
2.45%, 01/10/20	USD	500	$500,351
2.65%, 10/26/20		400	401,415
(3 mo. LIBOR US + 1.39%), 3.67%, 07/24/28(f)		200	202,664
Deutsche Bank AG, 3.30%, 11/16/22		300	299,680
General Motors Financial Co., Inc.:
2.65%, 04/13/20		400	400,661
3.20%, 07/13/20		400	405,791
5.25%, 03/01/26		1,000	1,086,037
HSBC Holdings PLC, 3.03%, 11/22/23(e)		200	200,984
JPMorgan Chase & Co.:
2.40%, 06/07/21		500	497,905
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(f)		300	301,580
3.30%, 04/01/26		1,600	1,603,809
ORIX Corp., 2.90%, 07/18/22		80	79,848

			7,599,723
Diversified Telecommunication Services — 2.1%
AT&T, Inc.:
2.45%, 06/30/20		500	498,878
2.85%, 02/14/23		135	133,798
3.40%, 08/14/24		200	199,316
3.95%, 01/15/25		400	407,313
4.50%, 05/15/35		500	487,552
Verizon Communications, Inc.:
3.38%, 02/15/25(d)		419	418,629
4.50%, 08/10/33		400	413,288
4.52%, 09/15/48		100	97,311

			2,656,085
Electric Utilities — 1.7%
Dominion Resources, Inc., 3.90%, 10/01/25		600	626,315
Eversource Energy, Series L, 2.90%, 10/01/24		170	168,474
Public Service Electric & Gas Co., 3.00%, 05/15/27		500	497,167
Southern Co., 3.25%, 07/01/26		800	786,022
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23		60	59,883

			2,137,861
Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc., 3.25%, 09/08/24		85	83,744
Tyco Electronics Group SA, 3.13%, 08/15/27		40	39,365

			123,109
Energy Equipment & Services — 0.4%
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23		500	497,068

Food & Staples Retailing — 0.3%
Lamb Weston Holdings, Inc.(d):
4.63%, 11/01/24		100	103,375
4.88%, 11/01/26		100	105,250
McCormick & Co., Inc., 2.70%, 08/15/22		180	179,720

			388,345
Food Products — 0.8%
Kraft Heinz Foods Co., 3.50%, 07/15/22		1,000	1,022,150

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories:
2.35%, 11/22/19		500	500,565
3.75%, 11/30/26		250	254,418
Baxter International, Inc., 2.60%, 08/15/26		250	238,416
Becton Dickinson & Co.:
2.40%, 06/05/20		110	109,354
2.89%, 06/06/22		105	104,167
3.36%, 06/06/24		667	666,654
Boston Scientific Corp., 6.00%, 01/15/20		500	536,101

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Equipment & Supplies (continued)
Stryker Corp.:
3.50%, 03/15/26	USD	100	$102,849
4.63%, 03/15/46		100	111,605
Zimmer Holdings, Inc., 2.70%, 04/01/20		500	500,502

			3,124,631
Health Care Providers & Services — 0.9%
Anthem, Inc., 3.35%, 12/01/24		285	286,713
HCA, Inc., 5.88%, 05/01/23		200	212,000
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)		100	107,375
UnitedHealth Group, Inc., 3.10%, 03/15/26		600	602,773

			1,208,861
Hotels, Restaurants & Leisure — 1.9%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24(d)		200	209,500
McDonald’s Corp.:
2.63%, 01/15/22		2,000	2,009,767
4.70%, 12/09/35		200	222,358

			2,441,625
Household Durables — 0.2%
PulteGroup, Inc., 5.00%, 01/15/27		300	315,690

Household Products — 0.4%
Procter & Gamble Co., 2.45%, 11/03/26		500	481,943

Industrial Conglomerates — 0.2%
Vertiv Group Corp., 9.25%, 10/15/24(d)		200	217,250

Insurance — 0.6%
Aflac, Inc., 3.63%, 06/15/23		500	520,589
Willis North America, Inc., 3.60%, 05/15/24		200	203,595

			724,184
Internet Software & Services — 0.6%
eBay, Inc., 2.75%, 01/30/23		300	297,032
Expedia, Inc., 5.00%, 02/15/26		400	429,057

			726,089
IT Services — 1.7%
Alibaba Group Holding Ltd., 4.50%, 11/28/34		300	327,092
Dell International LLC/EMC Corp., 3.48%, 06/01/19(d)		500	506,383
DXC Technology Co., 4.25%, 04/15/24		300	313,104
First Data Corp., 5.00%, 01/15/24(d)		200	207,000
Fiserv, Inc., 3.85%, 06/01/25		500	521,111
Xerox Corp., 3.63%, 03/15/23		300	291,292

			2,165,982
Machinery — 0.2%
CNH Industrial Capital LLC, 3.88%, 10/15/21		100	102,250
Terex Corp., 5.63%, 02/01/25(d)		100	105,562

			207,812
Media — 1.9%
Altice US Finance I Corp., 5.50%, 05/15/26(d)		300	303,750
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20		1,000	1,016,233
6.48%, 10/23/45		200	229,993
Hughes Satellite Systems Corp., 6.63%, 08/01/26		200	209,250
Nexstar Broadcasting, Inc., 5.63%, 08/01/24(d)		100	102,250
Time Warner, Inc., 4.05%, 12/15/23		600	628,843

			2,490,319
Metals & Mining — 0.7%
ArcelorMittal, 6.00%, 03/01/21		200	215,776
Southern Copper Corp., 5.88%, 04/23/45		150	181,861

Security	Par (000)		Value
Metals & Mining (continued)
Vale Overseas Ltd., 6.25%, 08/10/26	USD	400	$463,956

			861,593
Multi-Utilities — 0.4%
Dominion Energy, Inc., 2.58%, 07/01/20		40	40,022
Sempra Energy, 3.75%, 11/15/25		400	411,680

			451,702
Office Supplies & Equipment — 0.5%
VMware, Inc.:
2.30%, 08/21/20		80	79,620
2.95%, 08/21/22		250	247,804
3.90%, 08/21/27		300	301,270

			628,694
Oil, Gas & Consumable Fuels — 2.3%
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.50%, 01/15/21(d)		100	114,750
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24		100	113,500
5.88%, 03/31/25		100	108,375
Enable Oklahoma Intrastate Transmission LLC, 6.25%, 03/15/20(d)		400	422,933
Energy Transfer Equity LP, 7.50%, 10/15/20		200	222,000
ONEOK Partners LP, 4.90%, 03/15/25		53	56,711
ONEOK, Inc., 4.00%, 07/13/27		225	225,281
Petroleos Mexicanos, 6.75%, 09/21/47		200	211,480
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24		200	221,736
5.88%, 06/30/26		200	224,347
5.00%, 03/15/27		200	212,978
Valero Energy Corp., 3.40%, 09/15/26		250	247,489
Williams Partners LP, 4.30%, 03/04/24		500	524,056

			2,905,636
Paper & Forest Products — 0.1%
Masco Corp., 3.50%, 11/15/27		175	171,889

Pharmaceuticals — 1.9%
Actavis Funding SCS, 3.00%, 03/12/20		400	403,633
Johnson & Johnson, 2.95%, 03/03/27		752	756,857
Novartis Capital Corp., 3.40%, 05/06/24		1,000	1,039,477
Pfizer, Inc., 4.13%, 12/15/46		100	107,173
Valeant Pharmaceuticals International, Inc., 6.13%, 04/15/25(d)		200	171,500

			2,478,640
Real Estate Investment Trusts (REITs) — 0.8%
Hospitality Properties Trust, 4.50%, 06/15/23		135	141,629
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26		100	105,375
Omega Healthcare Investors, Inc., 4.95%, 04/01/24		300	313,305
Wyndham Worldwide Corp., 4.15%, 04/01/24		500	502,372

			1,062,681
Semiconductors & Semiconductor Equipment — 2.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24(d)		1,200	1,186,858
Maxim Integrated Products, Inc., 3.38%, 03/15/23		1,000	1,011,417
NVIDIA Corp., 3.20%, 09/16/26		500	499,002

			2,697,277
Software — 0.1%
MSCI, Inc., 4.75%, 08/01/26(d)		100	105,730

Technology Hardware, Storage & Peripherals — 1.0%
Hewlett Packard Enterprise Co.:
2.10%, 10/04/19(d)		115	114,202
3.60%, 10/15/20		1,000	1,024,351

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp., 7.38%, 04/01/23(d)	USD	100	$108,750

			1,247,303
Tobacco — 1.4%
Altria Group, Inc.:
2.63%, 01/14/20		500	503,951
3.88%, 09/16/46		100	97,454
BAT Capital Corp.(d):
2.30%, 08/14/20		285	283,483
2.76%, 08/15/22		255	252,874
3.22%, 08/15/24		200	199,348
Philip Morris International, Inc., 4.25%, 11/10/44		100	103,319
Reynolds American, Inc., 5.70%, 08/15/35		300	351,282

			1,791,711
Wireless Telecommunication Services — 1.6%
American Tower Corp.:
3.50%, 01/31/23		500	511,620
4.40%, 02/15/26		400	419,481
Crown Castle International Corp.:
5.25%, 01/15/23		600	658,587
3.20%, 09/01/24		125	123,210
Sprint Communications, Inc., 6.00%, 11/15/22		300	303,000

			2,015,898

Total Corporate Bonds — 52.0% (Cost — $65,740,131)			66,402,333

Floating Rate Loan Interests — 0.0%

Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International, Inc., Series F1 Term Loan B, (1 mo. LIBOR + 4.75%), 6.00%, 04/01/22(g)		18	18,652

Total Floating Rate Loan Interests — 0.3% (Cost — $18,472)			18,652

Foreign Agency Obligations — 0.7%
Colombia Government International Bond, 5.63%, 02/26/44		200	227,100
Mexico Government International Bond, 4.15%, 03/28/27		575	602,025
Uruguay Government International Bond, 5.10%, 06/18/50		100	110,000

Total Foreign Agency Obligations — 0.7% (Cost — $903,094)			939,125

Municipal Bonds — 0.7%
Port Authority of New York & New Jersey, ARB, 192nd Series		200	237,742
Port Authority of New York & New Jersey, RB		200	219,028
University of California, Refunding RB, Series J, 4.13%, 05/15/45		350	365,778

Total Municipal Bonds — 0.7% (Cost — $750,000)			822,548

Non-Agency Mortgage-Backed Securities — 2.0%

Collateralized Mortgage Obligations — 0.2%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, (6 mo. LIBOR US + 1.50%), 3.01%, 10/25/34(c)		93	91,876

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Bear Stearns Alternative A Trust, Series 2004-13, Class A2, (1 mo. LIBOR US + 0.88%), 2.21%, 11/25/34(c)	USD	27	$26,614
Citigroup Mortgage Loan Trust, Series 2013-A, Class A, 3.00%, 05/25/42(d)(e)		49	49,020
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 09/25/19		20	20,357
Credit Suisse Mortgage Capital Certificates, Series 2009-15R, Class 3A1, 3.17%, 03/26/36(d)(e)		91	91,334
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Class A9, 3.71%, 11/25/34(e)		63	64,403
Series 2007-3, Class 3A1, 5.50%, 04/25/22		9	8,838

			352,442
Commercial Mortgage-Backed Securities — 1.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class AJ, 5.70%, 07/10/46(e)		59	59,888
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20, Class E, 5.27%, 10/12/42(e)		800	727,849
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ, 5.48%, 10/15/49		76	70,631
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.54%, 04/20/50(d)		144	143,599
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 02/10/34(d)		400	407,377
Eleven Madison Avenue Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(d)(e)		150	154,518
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49(e)		170	172,222
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7(e):
Class AJ, 5.96%, 07/10/38		382	357,168
Class AM, 5.96%, 07/10/38		79	79,267
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class B, 5.67%, 05/12/45(e)		210	27,767
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class AM, 6.32%, 12/12/49(e)		37	36,649

			2,236,935

Total Non-Agency Mortgage-Backed Securities — 2.0% (Cost — $2,748,176)			2,589,377

Preferred Securities — 0.3%

Capital Trusts — 0.3%
Diversified Financial Services — 0.3%
JPMorgan Chase & Co., Series X, 6.10%(f)(h)		300	331,313

Total Preferred Securities — 0.3% (Cost — $300,000)			331,313

U.S. Government Sponsored Agency Securities — 39.4%

Agency Obligations — 0.9%
Freddie Mac, 6.25%, 07/15/32:		800	1,119,742

Collateralized Mortgage Obligations — 7.2%
Fannie Mae Connecticut Avenue Securities:
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 3.53%, 01/25/30(c)		250	255,784
Series 2017-C07, Class 2M2A, 3.74%, 05/25/30(e)		250	258,950
Series 2014-C03, Class 2M2, (1 mo. LIBOR US + 2.90%), 4.23%, 07/25/24(c)		116	122,330
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 5.78%, 01/25/29(c)		120	132,475

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Fannie Mae Connecticut Avenue Securities (continued):
Series 2015-C01, Class 2M2, (1 mo. LIBOR US + 4.55%), 5.88%, 02/25/25(c)	USD	551	$589,752
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 4.90%), 6.23%, 11/25/24(c)		101	114,689
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 5.00%), 6.33%, 11/25/24(c)		202	225,805
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2016-DNA1, Class M2, (1 mo. LIBOR US + 2.90%), 4.23%, 07/25/28(c)		250	257,791
Series 2017-DNA3, Class M1, 2.08%, 03/25/30(e)		347	347,767
Series 2016-HQA3, Class M2, (1 mo. LIBOR US + 1.35%), 2.68%, 03/25/29(c)		250	252,455
Series 2014-DN1, Class M2, (1 mo. LIBOR US + 2.20%), 3.53%, 02/25/24(c)		216	222,712
Series 2016-DNA2, Class M2, (1 mo. LIBOR US + 2.20%), 3.53%, 10/25/28(c)		1,150	1,165,820
Series 2016-HQA2, Class M2, (1 mo. LIBOR US + 2.25%), 3.58%, 11/25/28(c)		730	749,642
Series 2015-HQA1, Class M2, (1 mo. LIBOR US + 2.65%), 3.98%, 03/25/28(c)		947	970,734
Series 2016-HQA1, Class M2, (1 mo. LIBOR US + 2.75%), 4.08%, 09/25/28(c)		600	616,101
Series 2015-HQA2, Class M2, (1 mo. LIBOR US + 2.80%), 4.13%, 05/25/28(c)		177	182,273
Series 2015-DNA3, Class M2, (1 mo. LIBOR US + 2.85%), 4.18%, 04/25/28(c)		887	917,568
Series 2015-HQ1, Class M3, (1 mo. LIBOR US + 3.80%), 5.13%, 03/25/25(c)		980	1,057,317
Series 2015-DN1, Class M3, (1 mo. LIBOR US + 4.15%), 5.48%, 01/25/25(c)		500	538,664
Series 2014-DN4, Class M3, (1 mo. LIBOR US + 4.55%), 5.88%, 10/25/24(c)		225	246,852

			9,225,481
Commercial Mortgage-Backed Securities — 0.6%
Freddie Mac Multifamily Structured Pass-Through Certificates:
Series K057, Class A2, 2.57%, 07/25/26		250	244,944
Series K062, Class A2, 3.41%, 12/25/26		520	541,016

			785,960
Mortgage-Backed Securities — 30.7%
Fannie Mae Mortgage-Backed Securities:
(11th District Cost of Funds + 1.25%), 1.98%, 9/01/34(c)		222	224,160
(6 mo. LIBOR US + 1.10%), 2.58%, 5/01/33(c)		10	10,560
(1 year CMT + 1.94%), 2.81%, 4/01/35(c)		17	17,251
(6 mo. LIBOR US + 1.36%), 2.84%, 10/01/32(c)		34	34,747
3.00%, 12/01/47(i)		1,500	1,496,200
(12 mo. LIBOR US + 1.37%), 3.12%, 4/01/35(c)		112	116,792
3.50%, 7/01/46 - 12/01/47(i)		4,480	4,595,086
4.00%, 12/01/47(i)		1,450	1,514,910
4.50%, 12/01/47(i)		8,715	9,269,730
5.00%, 08/01/35 - 12/01/47(i)		4,027	4,354,234
5.50%, 11/01/34 - 03/01/36		774	862,031
6.00%, 06/01/21 - 09/01/38		364	410,361
6.50%, 1/01/36		26	28,792
Freddie Mac Mortgage-Backed Securities:
(11th District Cost of Funds + 1.25%), 1.98%, 11/01/27(c)		111	111,998
(1 year CMT + 2.34%), 3.19%, 4/01/32(c)		37	39,027
3.50%, 9/01/47		3,019	3,096,950
(12 mo. LIBOR US + 1.79%), 3.54%, 9/01/32(c)		7	7,515
4.00%, 06/01/46 - 08/01/46		7,463	7,797,803

Security	Par (000)/ Shares		Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities (continued):
4.50%, 9/01/20	USD	8	$7,657
5.00%, 07/01/23 - 02/01/39		408	443,405
5.50%, 11/01/37		1	1,001
6.00%, 10/01/21 - 04/01/38		44	47,186
6.50%, 9/01/38		2	2,406
Ginnie Mae Mortgage-Backed Securities:
3.00%, 12/01/47(i)		125	125,937
3.50%, 4/20/47 - 12/01/47(i)		3,820	3,954,369
4.00%, 12/01/47(i)		225	234,984
4.50%, 12/01/47(i)		200	210,629
6.50%, 12/20/37 - 07/15/38		96	111,711

			39,127,432

Total U.S. Government Sponsored Agency Securities — 39.4% (Cost — $50,083,338)			50,258,615

U.S. Treasury Obligations — 5.1%
U.S. Treasury Bonds:
3.88%, 08/15/40		500	594,824
3.75%, 08/15/41		1,000	1,169,609
3.00%, 05/15/42		100	103,656
2.75%, 08/15/42		1,250	1,238,037
2.88%, 05/15/43		2,800	2,831,063
2.88%, 08/15/45		600	605,133

Total U.S. Treasury Obligations — 5.1% (Cost — $6,304,448)			6,542,322

Total Long-Term Investments — 114.3% (Cost — $144,822,048)			145,920,585

Short-Term Securities — 0.6%
Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33%(j)(k)		614,979	614,979

Time Deposits — 0.1%
Europe — 0.1%
Brown Brother Harriman & Co., (0.57)%, 12/01/17	EUR	110	130,460

Total Short-Term Securities — 0.6% (Cost — $745,439)			745,439

Total Investments Before TBA Sale Commitments — 114.9% (Cost — $145,567,487)			146,666,024

TBA Sale Commitments — (0.9)%

Mortgage-Backed Securities — (0.9%)
Fannie Mae Mortgage-Backed Securities(i):
3.50%, 12/01/47	USD	500	(512,676)
4.50%, 12/01/47		275	(292,504)
5.00%, 12/01/47		100	(108,110)
Government National Mortgage Association, 4.00%, 12/01/47(i)		200	(208,875)

Total TBA Sale Commitments — (0.9)% (Proceeds — $1,122,924)			(1,122,165)

Total Investments, Net of TBA Sale Commitments — 114.0% (Cost — $144,444,563)			145,543,859
Liabilities in Excess of Other Assets — (14.0)%			(17,849,632)

Net Assets — 100.0%			$127,694,227

22	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock CoreAlpha Bond Fund

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Floating rate security. Rate shown is the rate in effect as of period end.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.

(i)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$(512,676)	$(215)
Citigroup Global Markets, Inc.	(208,875)	(31)
Credit Suisse Securities (USA) LLC	1,087,019	(471)
Goldman Sachs & Co.	898,974	(2,275)
J.P. Morgan Securities LLC	3,922,852	(6,152)
Merrill Lynch, Pierce, Fenner & Smith	11,507,803	(42,511)
Mizuho Securities USA, Inc.	210,190	(646)
Morgan Stanley & Co. LLC	181,917	(119)
Nomura Securities	1,347,695	(2,453)
RBC Capital Markets	78,328	(223)

(j)	Annualized 7-day yield as of period end.
(k)	During the period ended November 30, 2017, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/17	Net Activity	Shares Held at 11/30/17	Value at 11/30/17	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	14,010,343	(13,395,364)	614,979	$614,979	$13,445	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
5-Year U.S. Treasury Note	62	03/15/18	$7,213,312	$(7,450)
Long U.S. Treasury Bond	14	03/15/18	2,124,063	(18,115)
Ultra Long U.S. Treasury Bond	27	03/15/18	4,451,625	(54,459)

				(80,024)

Short Contracts
2-Year U.S. Treasury Note	2	03/15/18	428,813	(2)
10-Year U.S. Treasury Note	14	03/15/18	1,736,656	5,275
10-Year U.S. Ultra Long Treasury Note	15	03/15/18	1,997,578	6,052

				11,325

				$(68,699)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock CoreAlpha Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$11,327	$—	$11,327

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$80,026	$—	$80,026

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended November 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$84,191	$—	$84,191

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(74,626)	$—	$(74,626)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,001,852
Average notional value of contracts — short	$2,559,383

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Asset-Backed Securities	$—	$18,016,300	$—	$18,016,300
Corporate Bonds	—	66,402,333	—	66,402,333
Floating Rate Loan Interests	—	18,652	—	18,652
Foreign Agency Obligations	—	939,125	—	939,125
Municipal Bonds	—	822,548	—	822,548
Non-Agency Mortgage-Backed Securities	—	2,589,377	—	2,589,377
Preferred Securities	—	331,313	—	331,313
U.S. Government Sponsored Agency Securities	—	49,999,665	258,950	50,258,615
U.S. Treasury Obligations	—	6,542,322	—	6,542,322
Short-Term Securities:
Time Deposits	—	130,460	—	130,460
Money Market Funds	614,979	—	—	614,979
Liabilities:
Investments:
TBA Sale Commitments	—	(1,122,165)	—	(1,122,165)
Unfunded Floating Rate Loan Interests(a)	—	—	(12,551)	(12,551)

	$614,979	$144,669,930	$246,399	$145,531,308

24	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock CoreAlpha Bond Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$11,327	$—	$—	$11,327
Liabilities:
Interest rate contracts	(80,026)	—	—	(80,026)

	$(68,699)	$—	$—	$(68,699)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended November 30, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Security	Shares	Value
Common Stocks — 95.9%

Aerospace & Defense — 2.6%
Lockheed Martin Corp.	2,830	$903,110
Northrop Grumman Corp.	4,540	1,395,596

		2,298,706
Air Freight & Logistics — 0.3%
United Parcel Service, Inc., Class B	2,470	299,981

Banks — 17.4%
Bank of America Corp.	123,002	3,464,966
Citigroup, Inc.	44,305	3,345,028
JPMorgan Chase & Co.	34,276	3,582,528
KeyCorp	25,600	485,888
SunTrust Banks, Inc.	14,410	888,088
U.S. Bancorp	22,936	1,264,920
Wells Fargo & Co.	45,192	2,551,992

		15,583,410
Beverages — 2.0%
Diageo PLC	33,000	1,140,930
Dr. Pepper Snapple Group, Inc.	6,900	622,311

		1,763,241
Capital Markets — 4.0%
Charles Schwab Corp.	9,680	472,288
Goldman Sachs Group, Inc.	4,672	1,156,974
Invesco Ltd.	11,560	418,125
Morgan Stanley	30,828	1,591,033

		3,638,420
Chemicals — 2.4%
DowDuPont, Inc.	26,440	1,902,623
Praxair, Inc.	1,810	278,595

		2,181,218
Communications Equipment — 0.8%
Motorola Solutions, Inc.	7,340	690,767

Construction Materials — 0.5%
CRH PLC	13,370	464,308

Diversified Telecommunication Services — 2.0%
BCE, Inc.	5,350	255,784
Verizon Communications, Inc.	31,218	1,588,684

		1,844,468
Electric Utilities — 4.5%
Exelon Corp.	12,200	508,862
FirstEnergy Corp.	30,819	1,052,161
NextEra Energy, Inc.	8,760	1,384,430
PG&E Corp.	20,570	1,115,717

		4,061,170
Electronic Equipment, Instruments & Components — 0.3%
CDW Corp.	4,140	289,841

Energy Equipment & Services — 0.4%
Halliburton Co.	7,652	319,701

Food & Staples Retailing — 0.8%
Kroger Co.	27,430	709,340

Food Products — 1.0%
General Mills, Inc.	7,650	432,684
Kellogg Co.	6,450	426,732

		859,416
Health Care Equipment & Supplies — 3.1%
Koninklijke Philips NV	34,310	1,330,254

Schedule of Investments (unaudited) November 30, 2017	FDP BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic PLC	13,856	$1,137,993
Smith & Nephew PLC	19,020	336,638

		2,804,885
Health Care Providers & Services — 7.3%
Aetna, Inc.	1,610	290,090
Anthem, Inc.	6,622	1,555,905
Cardinal Health, Inc.	3,783	223,916
Humana, Inc.	3,290	858,229
McKesson Corp.	5,285	780,806
Quest Diagnostics, Inc.	4,650	457,839
UnitedHealth Group, Inc.	10,340	2,359,278

		6,526,063
Household Products — 0.9%
Procter & Gamble Co.	9,010	810,810

Industrial Conglomerates — 3.2%
3M Co.	2,310	561,654
General Electric Co.	56,856	1,039,896
Honeywell International, Inc.	8,160	1,272,634

		2,874,184
Insurance — 5.5%
American International Group, Inc.	25,654	1,538,214
Brighthouse Financial, Inc.(a)	1,943	114,229
Marsh & McLennan Cos., Inc.	8,200	688,226
MetLife, Inc.	25,858	1,388,057
Prudential Financial, Inc.	3,070	355,629
Travelers Cos., Inc.	6,360	862,225

		4,946,580
Leisure Products — 0.6%
Mattel, Inc.	27,650	504,612

Machinery — 0.4%
Pentair PLC	5,420	385,687

Media — 2.1%
Comcast Corp., Class A	35,487	1,332,182
Interpublic Group of Cos., Inc.	5,880	116,306
Publicis Groupe SA	6,207	412,073

		1,860,561
Multi-Utilities — 1.2%
Public Service Enterprise Group, Inc.	19,640	1,042,098

Multiline Retail — 0.5%
Dollar General Corp.	5,070	446,566

Oil, Gas & Consumable Fuels — 10.5%
Chevron Corp.	13,108	1,559,721
Enbridge, Inc.	8,210	309,599
Hess Corp.	17,993	825,519
Marathon Oil Corp.	44,714	663,556
Marathon Petroleum Corp.	9,700	607,511
Pioneer Natural Resources Co.	2,200	343,288
Royal Dutch Shell PLC — ADR, Class A	31,450	2,016,574
Suncor Energy, Inc.	49,034	1,704,422
TOTAL SA — ADR	24,530	1,387,171

		9,417,361
Paper & Forest Products — 0.4%
International Paper Co.	6,120	346,453

Personal Products — 0.8%
Unilever NV — NY Shares	12,623	728,852

26	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Pharmaceuticals — 8.1%
AstraZeneca PLC	24,440	$1,577,317
Johnson & Johnson	1,402	195,341
Merck & Co., Inc.	26,164	1,446,084
Novo Nordisk A/S — ADR	14,250	737,722
Pfizer, Inc.	91,752	3,326,928

		7,283,392
Professional Services — 1.2%
Equifax, Inc.	1,070	122,108
Experian PLC	20,810	432,999
Nielsen Holdings PLC	15,090	554,105

		1,109,212
Road & Rail — 0.6%
Union Pacific Corp.	4,130	522,445

Semiconductors & Semiconductor Equipment — 2.1%
QUALCOMM, Inc.	14,759	979,112
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	22,158	877,457

		1,856,569
Software — 5.4%
Constellation Software, Inc.	720	421,726
Microsoft Corp.	22,343	1,880,610
Oracle Corp.	52,130	2,557,498

		4,859,834
Specialty Retail — 0.5%
Lowe’s Cos., Inc.	5,450	454,366

Technology Hardware, Storage & Peripherals — 1.1%
Lenovo Group Ltd.	568,000	324,169
Samsung Electronics Co., Ltd., — GDR	550	646,250

		970,419

Security	Shares/ Par (000)	Value
Tobacco — 0.9%
Altria Group, Inc.	7,280	$493,802
Philip Morris International, Inc.	3,000	308,250

		802,052
Wireless Telecommunication Services — 0.5%
SK Telecom Co. Ltd. — ADR	17,550	481,572

Total Long-Term Investments — 95.9% (Cost — $69,638,009)		86,038,560

Short-Term Securities — 9.1%
Money Market Funds — 8.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.97%(b)(c)	7,826,174	7,826,174

Time Deposits — 0.4%
United States — 0.4%
Brown Brothers Harriman & Co., 1.18%, 12/01/17	$377	376,596

Total Short-Term Securities — 9.1% (Cost — $8,202,770)		8,202,770

Total Investments — 105.0% (Cost — $77,840,779)		94,241,330
Liabilities in Excess of Other Assets — (5.0)%		(4,457,805)

Net Assets — 100.0%		$89,783,525

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

(c)	During the six months ended November 30, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund, were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 05/31/17	Shares Purchased		Shares Sold	Shares Held at 11/30/17	Value at 11/30/17	Income	Net Realized Gain (Loss) (b)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	7,826,174	(a)	—	7,826,174	$7,826,174	$310	$—	$—
PNC Financial Services Group, Inc.	500	—		(500)	—	—	750	40,418	(31,958)

						$7,826,174	$1,060	$40,418	$(31,958)

(a)	Represents net shares purchased.
(b)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended November 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(602,340)	$—	$—	$(602,340)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$161,751	$—	$—	$161,751

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock Equity Dividend Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,475,805
Average amounts sold — in USD	$105,642

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$2,298,706	$—	$—	$2,298,706
Air Freight & Logistics	299,981	—	—	299,981
Banks	15,583,410	—	—	15,583,410
Beverages	622,311	1,140,930	—	1,763,241
Capital Markets	3,638,420	—	—	3,638,420
Chemicals	2,181,218	—	—	2,181,218
Communications Equipment	690,767	—	—	690,767
Construction Materials	—	464,308	—	464,308
Diversified Telecommunication Services	1,844,468	—	—	1,844,468
Electric Utilities	4,061,170	—	—	4,061,170
Electronic Equipment, Instruments & Components	289,841	—	—	289,841
Energy Equipment & Services	319,701	—	—	319,701
Food & Staples Retailing	709,340	—	—	709,340
Food Products	859,416	—	—	859,416
Health Care Equipment & Supplies	1,137,993	1,666,892	—	2,804,885
Health Care Providers & Services	6,526,063	—	—	6,526,063
Household Products	810,810	—	—	810,810
Industrial Conglomerates	2,874,184	—	—	2,874,184
Insurance	4,946,580	—	—	4,946,580
Leisure Products	504,612	—	—	504,612
Machinery	385,687	—	—	385,687
Media	1,448,488	412,073	—	1,860,561
Multi-Utilities	1,042,098	—	—	1,042,098
Multiline Retail	446,566	—	—	446,566
Oil, Gas & Consumable Fuels	9,417,361	—	—	9,417,361
Paper & Forest Products	346,453	—	—	346,453
Personal Products	728,852	—	—	728,852
Pharmaceuticals	5,706,075	1,577,317	—	7,283,392
Professional Services	676,213	432,999	—	1,109,212
Road & Rail	522,445	—	—	522,445
Semiconductors & Semiconductor Equipment	1,856,569	—	—	1,856,569
Software	4,859,834	—	—	4,859,834
Specialty Retail	454,366	—	—	454,366
Technology Hardware, Storage & Peripherals	646,250	324,169	—	970,419
Tobacco	802,052	—	—	802,052
Wireless Telecommunication Services	481,572	—	—	481,572
Short-Term Securities:
Time Deposits	—	376,596	—	376,596
Money Market Funds	7,826,174	—	—	7,826,174

	$87,846,046	$6,395,284	$—	$94,241,330

During the six months ended November 30, 2017, there were no transfers between levels.

See notes to financial statements.

28	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2017	FDP BlackRock International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 95.7%

Banks — 23.8%
Banco Bilbao Vizcaya Argentaria SA	504,058	$4,321,358
Banco Comercial Portugues SA, Class R(a)	8,190,582	2,513,494
Bank Mandiri Persero Tbk PT	3,959,500	2,166,221
Bank of China Ltd., Class H	9,605,000	4,660,980
CaixaBank SA	416,397	1,978,693
ICICI Bank Ltd.	752,803	3,590,641
Intesa Sanpaolo SpA	898,705	3,028,009
Itau Unibanco Holding SA, Preference Shares	160,590	2,024,637

		24,284,033
Beverages — 6.4%
Diageo PLC	111,723	3,862,670
Heineken NV	25,705	2,616,520

		6,479,190
Biotechnology — 2.1%
BioMarin Pharmaceutical, Inc.(a)	24,789	2,126,896

Diversified Telecommunication Services — 3.2%
BT Group PLC	931,146	3,271,051

Electronic Equipment, Instruments & Components — 2.2%
Omron Corp.	37,500	2,209,116

Energy Equipment & Services — 5.2%
Schlumberger Ltd.	43,998	2,765,275
TechnipFMC PLC	89,841	2,573,046

		5,338,321
Health Care Equipment & Supplies — 1.8%
Koninklijke Philips NV	48,669	1,886,976

Household Durables — 5.0%
Sony Corp.	109,600	5,064,904

Household Products — 1.9%
Reckitt Benckiser Group PLC	22,682	1,990,969

Insurance — 6.2%
Aegon NV	342,158	2,125,416
AIA Group Ltd.	295,800	2,410,110
Ping An Insurance Group Co. of China Ltd., Class H	176,500	1,740,107

		6,275,633
Internet Software & Services — 2.8%
NetEase, Inc. — ADR	6,945	2,282,891
Sea Ltd., ADR(a)	50,584	586,774

		2,869,665
Media — 0.8%
ITV PLC	385,983	834,684

Metals & Mining — 2.8%
Vale SA — ADR	267,594	2,863,256

Multi-Utilities — 3.8%
Engie SA	220,004	3,850,646

Oil, Gas & Consumable Fuels — 3.2%
Statoil ASA	162,000	3,257,698

Pharmaceuticals — 3.8%
Bayer AG, Registered Shares	30,745	3,924,388

Semiconductors & Semiconductor Equipment — 1.5%
ASML Holding NV	8,460	1,484,574

Software — 4.3%
Trend Micro, Inc.	77,000	4,344,484

Security		Shares/Par (000)	Value
Textiles, Apparel & Luxury Goods — 5.5%
Burberry Group PLC		82,198	$1,908,351
Cie Financiere Richemont SA, Registered Shares		42,818	3,690,227

			5,598,578
Tobacco — 9.4%
British American Tobacco PLC		47,245	3,004,419
Imperial Brands PLC		99,273	4,114,795
Japan Tobacco, Inc.		74,000	2,450,751

			9,569,965

Total Long-Term Investments — 95.7% (Cost — $93,577,927)			97,525,027

Time Deposits — 0.0%

Europe — 0.0%
Brown Brother Harriman & Co., (0.57)%, 12/01/17	EUR	15	17,829
Japan — 0.0%
Sumitomo Bank, (0.23)%, 12/01/17	JPY	1,700	15,106

Total Short-Term Securities — 0.0% (Cost — $32,935)			32,935

Total Investments — 95.7% (Cost — $93,610,862)			97,557,962
Other Assets Less Liabilities — 4.3%			4,398,277

Net Assets — 100.0%			$101,956,239

(a)	Non-income producing security.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) November 30, 2017	FDP BlackRock International Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Brazil	$4,887,893	$—	$—	$4,887,893
China	2,282,891	6,401,087	—	8,683,978
France	3,850,646	—	—	3,850,646
Germany	—	3,924,388	—	3,924,388
Hong Kong	—	2,410,110	—	2,410,110
India	—	3,590,641	—	3,590,641
Indonesia	—	2,166,221	—	2,166,221
Italy	—	3,028,009	—	3,028,009
Japan	—	14,069,255	—	14,069,255
Netherlands	—	8,113,486	—	8,113,486
Norway	—	3,257,698	—	3,257,698
Portugal	—	2,513,494	—	2,513,494
Singapore	586,774	—	—	586,774
Spain	—	6,300,051	—	6,300,051
Switzerland	—	3,690,227	—	3,690,227
United Kingdom	2,573,046	18,986,939	—	21,559,985
United States	4,892,171	—	—	4,892,171
Short-Term Securities
Time Deposits	—	32,935	—	32,935

	$19,073,421	$78,484,541	$—	$97,557,962

During the six months ended November 30, 2017, there were no transfers between levels.

See notes to financial statements.

30	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

November 30, 2017

	FDP BlackRock Capital Appreciation Fund	FDP BlackRock CoreAlpha Bond Fund	FDP BlackRock Equity Dividend Fund	FDP BlackRock International Fund

ASSETS
Investments at value — unaffiliated(a)	$87,609,517	$146,051,045	$86,415,156	$97,557,962
Investments at value — affiliated(b)	4,165,694	614,979	7,826,174	—
Cash pledged for futures contracts	—	151,000	—	—
Foreign currency at value(c)	—	52,828	963	299
Receivables:
Investments sold	1,074,533	107,359	3,835,869	94,078,552
Dividends — unaffiliated	99,569	—	285,805	510,377
Capital shares sold	22,129	361,417	22,580	19,923
Dividends — affiliated	149	1,648	—	—
Interest — unaffiliated	—	853,279	310	—
TBA sale commitments	—	1,122,924	—	—
Variation margin on futures contracts	—	14,004	—	—
Principal paydowns	—	1,185	—	—
Prepaid expenses	25,760	29,057	25,759	25,705

Total assets	92,997,351	149,360,725	98,412,616	192,192,818

LIABILITIES
Bank overdraft	—	—	—	509,002
Payables:
Investments purchased	4,360,378	19,718,484	8,104,457	89,092,143
Capital shares redeemed	340,707	360,082	330,997	389,438
Other accrued expenses	95,932	94,585	108,046	134,093
Investment advisory fees	54,057	34,190	47,231	67,499
Service and distribution fees	35,538	47,672	35,489	41,231
Officer’s and Directors’ fees	2,898	3,162	2,871	2,919
Other affiliates	235	429	—	254
Income dividends	—	237,366	—	—
Variation margin on futures contracts	—	35,812	—	—
TBA sale commitments at value(d)	—	1,122,165	—	—
Unrealized depreciation on unfunded floating rate loan interests	—	12,551	—	—

Total liabilities	4,889,745	21,666,498	8,629,091	90,236,579

NET ASSETS	$88,107,606	$127,694,227	$89,783,525	$101,956,239

NET ASSETS CONSIST OF
Paid-in capital	$56,267,559	$130,923,791	$46,483,210	$99,694,698
Undistributed (distributions in excess of) net investment income (loss)	(181,100)	(1,703,291)	569,710	(258,826)
Accumulated net realized gain (loss)	20,186,906	(2,545,608)	26,332,244	(1,410,009)
Net unrealized appreciation (depreciation)	11,834,241	1,019,335	16,398,361	3,930,376

NET ASSETS	$88,107,606	$127,694,227	$89,783,525	$101,956,239

(a) Investments at cost — unaffiliated	$75,775,872	$144,952,508	$70,014,605	$93,610,862
(b) Investments at cost — affiliated	$4,165,694	$614,979	$7,826,174	$—
(c) Foreign currency at cost	$—	$51,736	$963	$299
(d) Proceeds from TBA sale commitments	$—	$1,122,924	$—	$—

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities  (unaudited) (continued)

November 30, 2017

	FDP BlackRock Capital Appreciation Fund	FDP BlackRock CoreAlpha Bond Fund	FDP BlackRock Equity Dividend Fund	FDP BlackRock International Fund

Institutional:
Net assets	$4,261,193	$5,694,248	$4,261,273	$4,781,384

Shares outstanding(e)	249,323	558,511	235,178	348,089

Net asset value	$17.09	$10.20	$18.12	$13.74

Investor A:
Net assets	$54,971,592	$74,656,609	$56,353,047	$63,940,038

Shares outstanding(e)	3,335,581	7,320,055	3,142,891	4,682,882

Net asset value	$16.48	$10.20	$17.93	$13.65

Investor C:
Net assets	$28,874,821	$47,343,370	$29,169,205	$33,234,817

Shares outstanding(e)	1,964,058	4,641,668	1,663,822	2,443,073

Net asset value	$14.70	$10.20	$17.53	$13.60

(e)	100 million shares authorized, $0.10 par value.

See notes to financial statements.

32	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended November 30, 2017

	FDP BlackRock Capital Appreciation Fund	FDP BlackRock CoreAlpha Bond Fund	FDP BlackRock Equity Dividend Fund	FDP BlackRock International Fund

INVESTMENT INCOME
Dividends — unaffiliated	$536,128	$—	$1,138,621	$766,532
Interest — unaffiliated	—	2,136,999	—	—
Dividends — affiliated	149	13,445	1,060	—
Non-cash dividends — unaffiliated	—	—	—	47,373
Foreign taxes withheld	—	(88)	(23,007)	(61,323)

Total investment income	536,277	2,150,356	1,116,674	752,582

EXPENSES
Investment advisory	383,505	294,322	330,799	503,713
Service and distribution — class specific	240,171	332,300	236,374	280,212
Transfer agent — class specific	59,214	89,829	57,488	66,712
Professional	36,145	63,082	34,315	41,906
Registration	24,382	27,436	24,296	24,649
Custodian	14,829	8,920	11,736	85,137
Accounting services	14,562	20,891	14,835	19,417
Directors and Officer	8,604	8,970	8,513	8,696
Printing	5,060	20,790	9,476	7,360
Miscellaneous	7,713	23,202	7,721	9,596

Total expenses	794,185	889,742	735,553	1,047,398
Less:
Fees waived by the Manager	(24,699)	(62,991)	(23,997)	(56,391)
Fees paid indirectly	(14)	(54,743)	(2,844)	(423)

Total expenses after fees waived and paid indirectly	769,472	772,008	708,712	990,584

Net investment income (loss)	(233,195)	1,378,348	407,962	(238,002)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	20,612,509	(580,454)	28,315,535	38,175,239
Investments — affiliated	—	—	40,418	—
Futures contracts	—	84,191	—	—
Forward foreign currency exchange contracts	—	—	(602,340)	—
Foreign currency transactions	—	(395)	32,453	4,315

	20,612,509	(496,658)	27,786,066	38,179,554

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,427,219)	(143,904)	(16,420,627)	(30,489,330)
Investments — affiliated	—	—	(31,958)	—
Futures contracts	—	(74,626)	—	—
Forward foreign currency exchange contracts	—	—	161,751	—
Foreign currency translations	596	(44)	(2,548)	(22,985)
Unfunded floating rate loan interests	—	(8,743)	—	—

	(13,426,623)	(227,317)	(16,293,382)	(30,512,315)

Net realized and unrealized gain (loss)	7,185,886	(723,975)	11,492,684	7,667,239

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,952,691	$654,373	$11,900,646	$7,429,237

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets

	FDP BlackRock Capital Appreciation Fund		FDP BlackRock CoreAlpha Bond Fund
	Six Months Ended 11/30/17 (unaudited)	Year Ended 05/31/17	Six Months Ended 11/30/17 (unaudited)	Year Ended 05/31/17

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income (loss)	$(233,195)	$(612,529)	$1,378,348	$4,147,636
Net realized gain (loss)	20,612,509	8,648,688	(496,658)	(2,065,770)
Net change in unrealized appreciation (depreciation)	(13,426,623)	9,154,926	(227,317)	3,321,245

Net increase in net assets resulting from operations	6,952,691	17,191,085	654,373	5,403,111

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	—	—	(83,821)	(103,956)
Investor A	—	—	(1,054,333)	(1,079,778)
Investor C	—	—	(555,561)	(1,124,895)
From net realized gain:
Institutional	(178,939)	(304,459)	—	—
Investor A	(2,419,042)	(3,175,609)	—	—
Investor C	(1,349,933)	(4,797,952)	—	—
From return of capital:
Institutional	—	—	—	(81,411)
Investor A	—	—	—	(835,787)
Investor C	—	—	—	(787,081)

Decrease in net assets resulting from distributions to shareholders	(3,947,914)	(8,278,020)	(1,693,715)	(4,012,908)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(24,269,414)	(35,307,275)	(42,275,635)	(50,248,713)

NET ASSETS
Total decrease in net assets	(21,264,637)	(26,394,210)	(43,314,977)	(48,858,510)
Beginning of period	109,372,243	135,766,453	171,009,204	219,867,714

End of period	$88,107,606	$109,372,243	$127,694,227	$171,009,204

Undistributed (distributions in excess of) net investment income (loss), end of period	$(181,100)	$52,095	$(1,703,291)	$(1,387,924)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

34	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	FDP BlackRock Equity Dividend Fund		FDP BlackRock International Fund
	Six Months Ended 11/30/17 (unaudited)	Year Ended 05/31/17	Six Months Ended 11/30/17 (unaudited)	Year Ended 05/31/17

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income (loss)	$407,962	$899,574	$(238,002)	$957,455
Net realized gain	27,786,066	9,771,819	38,179,554	2,125,312
Net change in unrealized appreciation (depreciation)	(16,293,382)	9,417,528	(30,512,315)	16,325,270

Net increase in net assets resulting from operations	11,900,646	20,088,921	7,429,237	19,408,037

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(9,006)	(129,685)	(65,456)	(81,732)
Investor A	(83,684)	(1,195,590)	(838,346)	(702,227)
Investor C	—	(1,096,409)	—	(287,407)
From net realized gain:
Institutional	(206,316)	(160,090)	—	—
Investor A	(2,866,268)	(1,638,629)	—	—
Investor C	(1,722,048)	(2,251,146)	—	—

Decrease in net assets resulting from distributions to shareholders	(4,887,322)	(6,471,549)	(903,802)	(1,071,366)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(21,304,458)	(45,893,229)	(32,128,835)	(44,737,219)

NET ASSETS
Total decrease in net assets	(14,291,134)	(32,275,857)	(25,603,400)	(26,400,548)
Beginning of period	104,074,659	136,350,516	127,559,639	153,960,187

End of period	$89,783,525	$104,074,659	$101,956,239	$127,559,639

Undistributed (distributions in excess of) net investment income, end of period	$569,710	$254,438	$(258,826)	$882,978

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Financial Highlights

(For a share outstanding throughout each period)

	FDP BlackRock Capital Appreciation Fund
	Institutional
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.48		$15.01	$17.66	$17.11	$15.23	$12.63

Net investment income (loss)(a)	0.00	(b)	0.02	(0.08)	(0.02)	(0.02)	0.07
Net realized and unrealized gain (loss)	1.29		2.34	(0.30)	1.60	2.67	2.53

Net increase (decrease) from investment operations	1.29		2.36	(0.38)	1.58	2.65	2.60

Distributions from net realized gain(c)	(0.68)		(0.89)	(2.27)	(1.03)	(0.77)	—

Net asset value, end of period	$17.09		$16.48	$15.01	$17.66	$17.11	$15.23

Total Return(d)
Based on net asset value	8.02	%(e)	16.48%	(2.81)%	9.55%	17.70%	20.59%

Ratios to Average Net Assets
Total expenses	1.15	%(f)	1.10%	1.35%	1.10%	1.07%	1.13%

Total expenses after fees waived and paid indirectly	1.10	%(f)	1.05%	1.30%	1.05%	1.02%	1.08%

Net investment income (loss)	0.02	%(f)	0.15%	(0.54)%	(0.09)%	(0.10)%	0.54%

Supplemental Data
Net assets, end of period (000)	$4,261		$4,787	$5,397	$5,959	$5,597	$4,789

Portfolio turnover rate	80%		48%	128%	86%	101%	127%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

36	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Capital Appreciation Fund (continued)
	Investor A
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.91		$14.55	$17.23	$16.75	$14.94	$12.43

Net investment income (loss)(a)	(0.02)		(0.01)	(0.12)	(0.06)	(0.06)	0.04
Net realized and unrealized gain (loss)	1.24		2.26	(0.29)	1.57	2.62	2.47

Net increase (decrease) from investment operations	1.22		2.25	(0.41)	1.51	2.56	2.51

Distributions from net realized gain(b)	(0.65)		(0.89)	(2.27)	(1.03)	(0.75)	—

Net asset value, end of period	$16.48		$15.91	$14.55	$17.23	$16.75	$14.94

Total Return(c)
Based on net asset value	7.87	%(d)	16.24%	(3.08)%	9.32%	17.42%	20.19%

Ratios to Average Net Assets
Total expenses	1.39	%(e)	1.35%	1.60%	1.35%	1.32%	1.38%

Total expenses after fees waived and paid indirectly	1.34	%(e)	1.30%	1.55%	1.30%	1.27%	1.33%

Net investment income (loss)	(0.22	)%(e)	(0.09)%	(0.79)%	(0.34)%	(0.35)%	0.30%

Supplemental Data
Net assets, end of period (000)	$54,972		$64,535	$53,675	$61,289	$55,133	$40,097

Portfolio turnover rate	80%		48%	128%	86%	101%	127%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Capital Appreciation Fund (continued)
	Investor C
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.22		$13.19	$15.93	$15.68	$14.08	$11.79

Net investment loss(a)	(0.07)		(0.11)	(0.21)	(0.17)	(0.17)	(0.06)
Net realized and unrealized gain (loss)	1.10		2.03	(0.26)	1.45	2.46	2.35

Net increase (decrease) from investment operations	1.03		1.92	(0.47)	1.28	2.29	2.29

Distributions from net realized gain(b)	(0.55)		(0.89)	(2.27)	(1.03)	(0.69)	—

Net asset value, end of period	$14.70		$14.22	$13.19	$15.93	$15.68	$14.08

Total Return(c)
Based on net asset value	7.42	%(d)	15.37%	(3.85)%	8.46%	16.48%	19.42%

Ratios to Average Net Assets
Total expenses	2.18	%(e)	2.12%	2.36%	2.11%	2.08%	2.13%

Total expenses after fees waived and paid indirectly	2.13	%(e)	2.06%	2.31%	2.06%	2.03%	2.08%

Net investment loss	(1.02	)%(e)	(0.86)%	(1.55)%	(1.10)%	(1.11)%	(0.46)%

Supplemental Data
Net assets, end of period (000)	$28,875		$40,050	$76,694	$92,669	$93,094	$80,148

Portfolio turnover rate	80%		48%	128%	86%	101%	127%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

38	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock CoreAlpha Bond Fund
	Institutional
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.27		$10.20	$10.67	$10.75	$10.71	$10.56

Net investment income(a)	0.12		0.27	0.23	0.23	0.28	0.30
Net realized and unrealized gain (loss)	(0.05)		0.06	(0.24)	0.05	0.06	0.23

Net increase (decrease) from investment operations	0.07		0.33	(0.01)	0.28	0.34	0.53

Distributions:(b)
From net investment income	(0.14)		(0.14)	(0.23)	(0.23)	(0.29)	(0.38)
From net realized gain	—		—	(0.23)	(0.13)	(0.01)	—
From return of capital	—		(0.12)	—	—	—	—

Total distributions	(0.14)		(0.26)	(0.46)	(0.36)	(0.30)	(0.38)

Net asset value, end of period	$10.20		$10.27	$10.20	$10.67	$10.75	$10.71

Total Return(c)
Based on net asset value	0.69	%(d)	3.31%	0.05%	2.61%	3.18%	5.03%

Ratios to Average Net Assets
Total expenses	0.76	%(e)	0.67%	0.82%	0.69%	0.68%	0.71%

Total expenses after fees waived and paid indirectly	0.60	%(e)	0.64%	0.81%	0.69%	0.68%	0.71%

Net investment income	2.30	%(e)	2.63%	2.26%	2.12%	2.71%	2.76%

Supplemental Data
Net assets, end of period (000)	$5,694		$6,868	$7,507	$7,455	$6,791	$5,506

Portfolio turnover rate(f)	140%		277%	315%	283%	296%	322%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/17 (unaudited)	Year Ended May 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	75%	175%	115%	80%	137%	128%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock CoreAlpha Bond Fund (continued)
	Investor A
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.28		$10.20	$10.67	$10.76	$10.71	$10.57

Net investment income(a)	0.11		0.24	0.21	0.20	0.26	0.27
Net realized and unrealized gain (loss)	(0.06)		0.08	(0.25)	0.04	0.06	0.23

Net increase (decrease) from investment operations	0.05		0.32	(0.04)	0.24	0.32	0.50

Distributions:(b)
From net investment income	(0.13)		(0.14)	(0.20)	(0.20)	(0.26)	(0.36)
From net realized gain	—		—	(0.23)	(0.13)	(0.01)	—
From return of capital	—		(0.10)	—	—	—	—

Total distributions	(0.13)		(0.24)	(0.43)	(0.33)	(0.27)	(0.36)

Net asset value, end of period	$10.20		$10.28	$10.20	$10.67	$10.76	$10.71

Total Return(c)
Based on net asset value	0.47	%(d)	3.16%	(0.20)%	2.26%	3.03%	4.67%

Ratios to Average Net Assets
Total expenses	1.00	%(e)	0.92%	1.07%	0.94%	0.93%	0.95%

Total expenses after fees waived and paid indirectly	0.84	%(e)	0.89%	1.06%	0.94%	0.93%	0.95%

Net investment income	2.08	%(e)	2.38%	2.01%	1.87%	2.46%	2.51%

Supplemental Data
Net assets, end of period (000)	$74,657		$95,020	$86,870	$97,067	$86,986	$63,283

Portfolio turnover rate(f)	140%		277%	315%	283%	296%	322%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/17 (unaudited)	Year Ended May 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	75%	175%	115%	80%	137%	128%

See notes to financial statements.

40	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock CoreAlpha Bond Fund (continued)
	Investor C
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.28		$10.20	$10.67	$10.76	$10.71	$10.57

Net investment income(a)	0.08		0.19	0.15	0.14	0.20	0.21
Net realized and unrealized gain (loss)	(0.06)		0.07	(0.24)	0.04	0.06	0.23

Net increase (decrease) from investment operations	0.02		0.26	(0.09)	0.18	0.26	0.44

Distributions:(b)
From net investment income	(0.10)		(0.11)	(0.15)	(0.14)	(0.20)	(0.30)
From net realized gain	—		—	(0.23)	(0.13)	(0.01)	—
From return of capital	—		(0.07)	—	—	—	—

Total distributions	(0.10)		(0.18)	(0.38)	(0.27)	(0.21)	(0.30)

Net asset value, end of period	$10.20		$10.28	$10.20	$10.67	$10.76	$10.71

Total Return(c)
Based on net asset value	0.19	%(d)	2.58%	(0.76)%	1.69%	2.45%	4.10%

Ratios to Average Net Assets
Total expenses	1.57	%(e)	1.48%	1.63%	1.50%	1.49%	1.51%

Total expenses after fees waived and paid indirectly	1.41	%(e)	1.45%	1.62%	1.50%	1.49%	1.51%

Net investment income	1.52	%(e)	1.84%	1.45%	1.31%	1.90%	1.96%

Supplemental Data
Net assets, end of period (000)	$47,343		$69,120	$125,490	$142,617	$138,904	$116,996

Portfolio turnover rate(f)	140%		277%	315%	283%	296%	322%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/17 (unaudited)	Year Ended May 31,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	75%	175%	115%	80%	137%	128%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Equity Dividend Fund
	Institutional
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.76		$15.12	$16.68	$15.78	$13.36	$9.97

Net investment income(a)	0.12		0.22	0.23	0.18	0.21	0.16
Net realized and unrealized gain (loss)	2.11		2.33	(1.47)	0.99	2.30	3.36

Net increase (decrease) from investment operations	2.23		2.55	(1.24)	1.17	2.51	3.52

Distributions:(b)
From net investment income	(0.04)		(0.40)	(0.32)	(0.27)	(0.09)	(0.13)
From net realized gain	(0.83)		(0.51)	—	—	—	—

Total distributions	(0.87)		(0.91)	(0.32)	(0.27)	(0.09)	(0.13)

Net asset value, end of period	$18.12		$16.76	$15.12	$16.68	$15.78	$13.36

Total Return(c)
Based on net asset value	13.82	%(d)	17.03%	(7.54)%	7.49%	18.89%	35.68%

Ratios to Average Net Assets
Total expenses	1.05	%(e)	0.99%	1.20%	1.00%	0.98%	1.06%

Total expenses after fees waived and paid indirectly	1.00	%(e)	0.94%	1.20%	1.00%	0.98%	1.06%

Net investment income	1.38	%(e)	1.36%	1.54%	1.13%	1.43%	1.37%

Supplemental Data
Net assets, end of period (000)	$4,261		$4,522	$5,376	$5,890	$5,373	$4,330

Portfolio turnover rate	59%		14%	15%	19%	14%	13%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

42	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Equity Dividend Fund (continued)
	Investor A
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.60		$14.98	$16.53	$15.63	$13.26	$9.89

Net investment income(a)	0.10		0.18	0.19	0.14	0.17	0.13
Net realized and unrealized gain (loss)	2.08		2.31	(1.46)	0.97	2.28	3.35

Net increase (decrease) from investment operations	2.18		2.49	(1.27)	1.11	2.45	3.48

Distributions:(b)
From net investment income	(0.02)		(0.36)	(0.28)	(0.21)	(0.08)	(0.11)
From net realized gain	(0.83)		(0.51)	—	—	—	—

Total distributions	(0.85)		(0.87)	(0.28)	(0.21)	(0.08)	(0.11)

Net asset value, end of period	$17.93		$16.60	$14.98	$16.53	$15.63	$13.26

Total Return(c)
Based on net asset value	13.69	%(d)	16.77%	(7.78)%	7.19%	18.56%	35.47%

Ratios to Average Net Assets
Total expenses	1.30	%(e)	1.24%	1.45%	1.25%	1.22%	1.30%

Total expenses after fees waived and paid indirectly	1.24	%(e)	1.19%	1.45%	1.25%	1.22%	1.30%

Net investment income	1.13	%(e)	1.11%	1.29%	0.88%	1.19%	1.13%

Supplemental Data
Net assets, end of period (000)	$56,353		$61,471	$53,623	$60,815	$54,119	$38,807

Portfolio turnover rate	59%		14%	15%	19%	14%	13%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock Equity Dividend Fund (continued)
	Investor C
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.29		$14.71	$16.24	$15.37	$13.09	$9.77

Net investment income(a)	0.03		0.06	0.08	0.02	0.06	0.04
Net realized and unrealized gain (loss)	2.04		2.27	(1.45)	0.96	2.26	3.30

Net increase (decrease) from investment operations	2.07		2.33	(1.37)	0.98	2.32	3.34

Distributions:(b)
From net investment income	—		(0.24)	(0.16)	(0.11)	(0.04)	(0.02)
From net realized gain	(0.83)		(0.51)	—	—	—	—

Total distributions	(0.83)		(0.75)	(0.16)	(0.11)	(0.04)	(0.02)

Net asset value, end of period	$17.53		$16.29	$14.71	$16.24	$15.37	$13.09

Total Return(c)
Based on net asset value	13.22	%(d)	15.90%	(8.51)%	6.40%	17.76%	34.30%

Ratios to Average Net Assets
Total expenses	2.08	%(e)	2.01%	2.21%	2.01%	1.98%	2.06%

Total expenses after fees waived and paid indirectly	2.03	%(e)	1.95%	2.21%	2.01%	1.98%	2.06%

Net investment income	0.33	%(e)	0.37%	0.53%	0.12%	0.41%	0.37%

Supplemental Data
Net assets, end of period (000)	$29,169		$38,081	$77,352	$92,568	$92,201	$79,259

Portfolio turnover rate	59%		14%	15%	19%	14%	13%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

44	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock International Fund
	Institutional
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.98		$11.28	$13.05	$13.32	$11.77	$9.45

Net investment income(a)	0.00	(b)	0.16	0.16	0.17	0.28	0.19
Net realized and unrealized gain (loss)	0.94		1.70	(1.78)	(0.18)	1.45	2.31

Net increase (decrease) from investment operations	0.94		1.86	(1.62)	(0.01)	1.73	2.50

Distributions from net investment income(c)	(0.18)		(0.16)	(0.15)	(0.26)	(0.18)	(0.18)

Net asset value, end of period	$13.74		$12.98	$11.28	$13.05	$13.32	$11.77

Total Return(d)
Based on net asset value	7.29	%(e)	16.74%	(12.57)%	(0.04)%	14.88%	26.81%

Ratios to Average Net Assets
Total expenses	1.37	%(f)	1.30%	1.44%	1.26%	1.23%	1.27%

Total expenses after fees waived and paid indirectly	1.27	%(f)	1.20%	1.34%	1.26%	1.23%	1.27%

Net investment income	0.06	%(f)	1.40%	1.37%	1.32%	2.21%	1.73%

Supplemental Data
Net assets, end of period (000)	$4,781		$5,311	$5,817	$6,478	$5,961	$4,768

Portfolio turnover rate	93%		30%	37%	27%	29%	34%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock International Fund (continued)
	Investor A
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.90		$11.20	$12.97	$13.24	$11.70	$9.41

Net investment income (loss)(a)	(0.01)		0.13	0.13	0.14	0.25	0.16
Net realized and unrealized gain (loss)	0.92		1.70	(1.78)	(0.17)	1.45	2.29

Net increase (decrease) from investment operations	0.91		1.83	(1.65)	(0.03)	1.70	2.45

Distributions from net investment income(b)	(0.16)		(0.13)	(0.12)	(0.24)	(0.16)	(0.16)

Net asset value, end of period	$13.65		$12.90	$11.20	$12.97	$13.24	$11.70

Total Return(c)
Based on net asset value	7.08	%(d)	16.55%	(12.85)%	(0.25)%	14.67%	26.34%

Ratios to Average Net Assets
Total expenses	1.61	%(e)	1.55%	1.68%	1.51%	1.48%	1.51%

Total expenses after fees waived and paid indirectly	1.51	%(e)	1.45%	1.58%	1.51%	1.48%	1.51%

Net investment income (loss)	(0.17	)%(e)	1.15%	1.12%	1.09%	2.00%	1.51%

Supplemental Data
Net assets, end of period (000)	$63,940		$75,800	$60,141	$70,702	$62,636	$43,560

Portfolio turnover rate	93%		30%	37%	27%	29%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

46	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FDP BlackRock International Fund (continued)
	Investor C
	Six Months Ended 11/30/17 (unaudited)		Year Ended May 31,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.75		$11.06	$12.81	$13.08	$11.57	$9.29

Net investment income (loss)(a)	(0.06)		0.03	0.04	0.04	0.14	0.07
Net realized and unrealized gain (loss)	0.91		1.70	(1.77)	(0.17)	1.44	2.28

Net increase (decrease) from investment operations	0.85		1.73	(1.73)	(0.13)	1.58	2.35

Distributions from net investment income(b)	—		(0.04)	(0.02)	(0.14)	(0.07)	(0.07)

Net asset value, end of period	$13.60		$12.75	$11.06	$12.81	$13.08	$11.57

Total Return(c)
Based on net asset value	6.67	%(d)	15.67%	(13.52)%	(0.97)%	13.72%	25.46%

Ratios to Average Net Assets
Total expenses	2.40	%(e)	2.31%	2.44%	2.26%	2.24%	2.27%

Total expenses after fees waived and paid indirectly	2.30	%(e)	2.21%	2.34%	2.26%	2.24%	2.27%

Net investment income (loss)	(0.95	)%(e)	0.29%	0.34%	0.29%	1.16%	0.69%

Supplemental Data
Net assets, end of period (000)	$33,235		$46,449	$88,002	$109,093	$108,426	$89,448

Portfolio turnover rate	93%		30%	37%	27%	29%	34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

FDP Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. Each Fund is a series of the Corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred to As	Diversification Classification
FDP BlackRock Capital Appreciation Fund	Capital Appreciation Fund	Diversified
FDP BlackRock CoreAlpha Bond Fund	CoreAlpha Bond Fund	Diversified
FDP BlackRock Equity Dividend Fund	Equity Dividend Fund	Diversified
FDP BlackRock International Fund	International Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

On September 12, 2017, the Board approved a proposal to change the name of the Capital Appreciation Fund from “FDP BlackRock Janus Growth Fund” and certain changes to the Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisery agreement with Janus Capital Management LLC. In addition, the Fund’s Manager determined to change the benchmark index against which the Fund compares its performance. All of these changes became effective on November 28, 2017.

On September 12, 2017, the Board approved a proposal to change the name of the Equity Dividend Fund from “FDP BlackRock Invesco Value Fund” and certain changes to the Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisery agreement with Invesco Advisers, Inc. All of these changes became effective on November 28, 2017.

On September 12, 2017, the Board approved a proposal to change the name of the International Fund from “FDP BlackRock MFS Research International Fund” and certain changes to the Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisery agreement with Massachusetts Financial Services Company. In addition, the Fund’s Manager determined to remove a benchmark index against which the Fund compares its performance. All of these changes became effective on November 28, 2017.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

48	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For Capital Appreciation Fund, Equity Dividend Fund and International Fund, distributions paid by the Funds are recorded on the ex-dividend date. For CoreAlpha Bond Fund, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

•	Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

50	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the CoreAlpha Bond Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
BMC Software Finance, Inc.	$288,534	$283,773	$271,222	$(12,551)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms,

52	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Not exceeding $1 Billion	0.80%	0.40%	0.70%	0.90%
$1 Billion — $3 Billion	0.75	0.38	0.66	0.85
$3 Billion — $5 Billion	0.72	0.36	0.63	0.81
$5 Billion — $10 Billion	0.70	0.35	0.61	0.78
Greater than $10 Billion	0.68	0.34	0.60	0.77

With respect to Capital Appreciation Fund, Equity Dividend Fund and International Fund, the Manager entered into separate sub-advisery agreements. The Manager paid each sub-adviser for services it provided a monthly fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Adviser	Sub-Advisery Fee
Capital Appreciation Fund	Janus Capital Management LLC	0.40% of first $200 million
		0.35% above $200 million
Equity Dividend Fund	Invesco Advisers, Inc.	0.35%
International Fund	Massachusetts Financial Services Company	0.45%

Effective November 28, 2017, the sub-advisery agreements between the Manager and Invesco Advisers, Inc., Janus Capital Management LLC and Massachusetts Financial Services Company were terminated.

Effective November 28, 2017, with respect to the International Fund, the Manager entered into a separate sub-advisery agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Investor A	0.25%	0.25%	0.25%	0.25%
Investor C	0.25	0.25	0.25	0.25
	Distribution Fees
Investor C	0.75%	0.55%	0.75%	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

54	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended November 30, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Capital Appreciation Fund	$73,264	$166,907	$240,171
CoreAlpha Bond Fund	105,461	226,839	332,300
Equity Dividend Fund	72,445	163,929	236,374
International Fund	85,999	194,213	280,212

Transfer Agent: For the six months ended November 30, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Capital Appreciation Fund	$2,640	$31,925	$24,649	$59,214
CoreAlpha Bond Fund	3,750	46,517	39,562	89,829
Equity Dividend Fund	2,532	31,550	23,406	57,488
International Fund	2,943	36,194	27,575	66,712

In addition, the Funds pay the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statements of Operations.

Other Fees: For the six months ended November 30, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Investor A	$26	$2	$—	$32

For the six months ended November 30, 2017, affiliates received CDSCs as follows:

	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Investor A	$16	$120	$—	$—
Investor C	580	1,639	559	864

Expense Limitations, Waivers and Reimbursements: Effective November 28, 2017, the Manager, for the following Funds, contractually agreed to waive a portion of its investment advisory fees so that the annual management fee rate of each Fund’s average daily net assets is as follows:

Capital Appreciation Fund	Equity Dividend Fund	International Fund
0.65%	0.60%	0.75%

Each contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

Prior to November 28, 2017, the Manager, for the following Funds, voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of each Fund’s average daily net assets as follows:

Capital Appreciation Fund	Equity Dividend Fund	International Fund
0.05%	0.05%	0.10%

Prior to November 28, 2017, with respect to Capital Appreciation Fund, the Manager contractually agreed to waive a portion of its investment advisory fee equal to 0.05% of the Fund’s average daily net assets over $200 million. Effective November 28, 2017, this contractual waiver was terminated by the Manager.

With respect to CoreAlpha Bond Fund, effective March 10, 2017, the Manager contractually agreed to waive a portion of its investment advisory fee as a percentage of the Fund’s average daily net assets as to limit the advisory fee to 0.32% through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are shown as fees waived by the Manager in the Statements of Operations.

For the six month ended November 30, 2017, the amounts waived were as follows:

	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Amount waived	$24,697	$58,864	$23,993	$56,391

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. These amounts are shown as fees waived by the Manager in the Statements of Operations. For the six months ended November 30, 2017, the amounts waived were as follows:

	Capital Appreciation Fund	Equity Dividend Fund	CoreAlpha Bond Fund
Amount waived	$2	$4	$4,127

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, through September 30, 2019, except with respect to CoreAlpha Bond Fund which is through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended November 30, 2017, there were no fees waived by the Manager.

For the six months ended November 30, 2017, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Amount reimbursed	$732	$1,190	$732	$824

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets are as follows:

Share Class	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Institutional	1.95%	1.95%	1.95%	1.95%
Investor A	2.20	2.20	2.20	2.20
Investor C	2.95	2.75	2.95	2.95

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2019, except with respect to CoreAlpha Bond Fund which is through September 30, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2017, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six month ended November 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Equity Dividend Fund	$78,103	$—	$—
International Fund	1,422	488,780	98,163

56	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended November 30, 2017, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities were as follows:

Purchases	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Non-U.S. Government Securities	$76,644,550	$229,616,048	$55,347,942	$103,303,811
U.S. Government Securities	—	—	—	—

	$76,644,550	$229,616,048	$55,347,942	$103,303,811

Sales	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Non-U.S. Government Securities	$106,379,193	$248,475,515	$85,139,864	$140,278,998
U.S. Government Securities	—	17,973,614	—	—

	$106,379,193	$266,449,129	$85,139,864	$140,278,998

For the six months ended November 30, 2017, purchases and sales related to mortgage dollar rolls for CoreAlpha Bond Fund were $106,313,029 and $107,086,166, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	CoreAlpha Bond Fund	International Fund
No expiration date(a)	$2,037,017	$6,617,924
2018	—	30,473,505

	$2,037,017	$37,091,429

(a)	Must be utilized prior to losses subject to expiration.

As of November 30, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Capital Appreciation Fund	CoreAlpha Bond Fund	Equity Dividend Fund	International Fund
Tax cost	$80,315,069	$145,562,722	$79,121,910	$96,129,690

Gross unrealized appreciation	$12,813,049	$2,036,206	$16,747,677	$2,379,767
Gross unrealized depreciation	(1,352,907)	(1,001,603)	(1,628,257)	(951,495)

Net unrealized appreciation	$11,460,142	$1,034,603	$15,119,420	$1,428,272

9.	BANK BORROWINGS

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2017, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

58	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: As of period end, Capital Appreciation Fund invested a significant portion of its assets in securities in the information technology sector. As of period end, Equity Dividend Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

CoreAlpha Bond Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

International Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

International Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

International Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/17		Year Ended 05/31/17
Capital Appreciation Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,452	$23,248	24,535	$368,235
Shares issued in reinvestment of distributions	9,276	150,644	18,043	267,519
Shares redeemed	(51,891)	(854,918)	(111,748)	(1,694,294)

Net decrease	(41,163)	$(681,026)	(69,170)	$(1,058,540)

Investor A
Shares sold	117,972	$1,874,684	1,201,434	$18,782,465
Shares issued in reinvestment of distributions	129,265	2,025,589	198,963	2,853,634
Shares redeemed	(968,847)	(15,370,936)	(1,032,825)	(15,150,403)

Net increase (decrease)	(721,610)	$(11,470,663)	367,572	$6,485,696

Investor C
Shares sold	5,206	$74,585	255,933	$3,335,242
Shares issued in reinvestment of distributions	82,993	1,163,559	320,018	4,133,904
Shares redeemed	(941,503)	(13,355,869)	(3,573,476)	(48,203,577)

Net decrease	(853,304)	$(12,117,725)	(2,997,525)	$(40,734,431)

Total Net Decrease	(1,616,077)	$(24,269,414)	(2,699,123)	$(35,307,275)

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 11/30/17		Year Ended 05/31/17
CoreAlpha Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,293	$13,295	108,774	$1,115,796
Shares issued in reinvestment of distributions	6,898	70,731	15,011	153,769
Shares redeemed	(118,162)	(1,213,249)	(191,645)	(1,961,167)

Net decrease	(109,971)	$(1,129,223)	(67,860)	$(691,602)

Investor A
Shares sold	214,526	$2,203,113	2,724,501	$27,921,810
Shares issued in reinvestment of distributions	88,040	903,194	162,113	1,661,463
Shares redeemed	(2,227,307)	(22,867,770)	(2,158,779)	(22,106,039)

Net increase (decrease)	(1,924,741)	$(19,761,463)	727,835	$7,477,234

Investor C
Shares sold	31,005	$317,542	999,804	$10,235,950
Shares issued in reinvestment of distributions	44,003	451,456	153,159	1,569,733
Shares redeemed	(2,157,714)	(22,153,947)	(6,732,186)	(68,840,028)

Net decrease	(2,082,706)	$(21,384,949)	(5,579,223)	$(57,034,345)

Total Net Decrease	(4,117,418)	$(42,275,635)	(4,919,248)	$(50,248,713)

Equity Dividend Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,162	$19,382	19,138	$304,512
Shares issued in reinvestment of distributions	11,058	182,569	15,217	250,270
Shares redeemed	(46,910)	(795,606)	(120,083)	(1,953,413)

Net decrease	(34,690)	$(593,655)	(85,728)	$(1,398,631)

Investor A
Shares sold	137,617	$2,311,596	1,107,273	$18,364,034
Shares issued in reinvestment of distributions	146,438	2,394,260	150,075	2,449,109
Shares redeemed	(844,601)	(14,238,780)	(1,132,968)	(18,310,260)

Net increase (decrease)	(560,546)	$(9,532,924)	124,380	$2,502,883

Investor C
Shares sold	10,778	$178,277	165,827	$2,548,972
Shares issued in reinvestment of distributions	90,145	1,445,018	170,041	2,737,667
Shares redeemed	(775,450)	(12,801,174)	(3,254,931)	(52,284,120)

Net decrease	(674,527)	$(11,177,879)	(2,919,063)	$(46,997,481)

Total Net Decrease	(1,269,763)	$(21,304,458)	(2,880,411)	$(45,893,229)

International Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	123	$1,567	46,893	$532,671
Shares issued in reinvestment of distributions	4,285	56,044	6,464	71,875
Shares redeemed	(65,388)	(859,857)	(160,013)	(1,848,542)

Net decrease	(60,980)	$(802,246)	(106,656)	$(1,243,996)

Investor A
Shares sold	176,669	$2,330,219	1,986,670	$24,815,183
Shares issued in reinvestment of distributions	53,387	694,577	56,966	630,613
Shares redeemed	(1,424,038)	(18,690,453)	(1,534,616)	(17,645,886)

Net increase (decrease)	(1,193,982)	$(15,665,657)	509,020	$7,799,910

Investor C
Shares sold	5,851	$77,032	536,056	$5,975,626
Shares issued in reinvestment of distributions	—	—	22,389	246,496
Shares redeemed	(1,206,347)	(15,737,964)	(4,868,252)	(57,515,255)

Net decrease	(1,200,496)	$(15,660,932)	(4,309,807)	$(51,293,133)

Total Net Decrease	(2,455,458)	$(32,128,835)	(3,907,443)	$(44,737,219)

60	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid net investment income, short-term capital gain and long-term capital gain distributions in the following amounts per share on December 12, 2017 to shareholders of record on December 8, 2017:

	From Net Investment Income	From Net Short- Term Realized Gain	From Net Long- Term Realized Gain
Capital Appreciation Fund:
Institutional	$—	$0.1738	$1.14432
Investor A	—	0.1491	1.14432
Investor C	—	0.0736	1.14432

Equity Dividend Fund:
Institutional	0.0709	—	1.8032
Investor A	0.0443	—	1.8032
Investor C	—	—	1.8032

NOTES TO FINANCIAL STATEMENTS	61

Disclosure of Sub-Advisery Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of FDP Series, Inc. (the “Corporation”), on behalf of its series FDP BlackRock International Fund (the “Fund”), met in person on September 12, 2017 (the “September Meeting”) to consider the initial approval of the sub-advisery agreement (the “Sub-Advisery Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited (“BIL”) with respect to the Fund. The Sub-Advisery Agreement was substantially similar to the sub-advisery agreements previously approved with respect to certain other portfolios in the BlackRock Equity-Bond Complex.

On the date of the September Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisery Agreement.

At the September Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisery Agreement. The Fund’s investment advisory agreement with the Manager with respect to the Fund was most recently considered and approved by the Board at in-person meetings on April 6, 2017 (the “April Meeting”) and May9-10, 2017 (the “May Meeting”). A discussion of the basis for the Board’s consideration and approval of this agreement at the April and May Meetings is included in the Fund’s annual shareholder report for the fiscal year ended May 31, 2017. The factors considered by the Board at the September Meeting in connection with approval of the proposed Sub-Advisery Agreement were substantially the same as the factors considered at the April and May Meetings for the Corporation’s investment advisory agreement with respect to the Fund.

Following discussion, all the Board Members present at the September Meeting, including all the Independent Board Members present, approved the Sub-Advisery Agreement between the Manager and BIL with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisery Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisery Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In addition, the Board, including the Independent Directors, determined that the change in sub-adviser from Massachusetts Financial Services Company to BIL does not involve a conflict of interest from which the Manager or BIL derives an inappropriate advantage. In arriving at its decision to approve the Sub-Advisery Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

62	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O'Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2017, Donald W. Burton and Roberta Cooper Ramo retired as Directors of the Corporation.

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited(a)	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom

Accounting Agent	Distributor
State Street Bank and Trust Company	BlackRock Investments, LLC
Boston, MA 02111	New York, NY 10022

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Willkie Farr & Gallagher LLP
Boston, MA 02109	New York, NY 10019

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

(a)	For FDP BlackRock International Fund.

DIRECTOR AND OFFICER INFORMATION	63

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

64	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	65

Glossary of Terms Used in this Report

Portfolio Abbreviations

Symbol	Name
ADR	American Depositary Receipts
ABS	Asset-Backed Security
ARB	Airport Revenue Bonds
EUR	Euro
GDR	Global Depositary Receipt
JPY	Japanese Yen
MBS	Mortgage-Backed Security
MSCI	Morgan Stanley Capital International
RB	Revenue Bonds
USD	U.S. Dollar

66	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDPS-11/17-SAR

Item 2  – Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3  – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4  – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5  – Audit Committee of Listed Registrants – Not Applicable

Item 6  – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7  – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8  – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9  – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) –     The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) –    Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: February 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date: February 2, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series, Inc.

Date: February 2, 2018

3